As filed with the Securities and Exchange Commission on July 22, 2009

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.

(Check appropriate box or boxes)

SUNAMERICA EQUITY FUNDS

(Exact Name of Registrant as Specified in the Declaration of Trust)

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Address of Principal Executive Offices)

Telephone Number: (800) 858-8850

(Area Code and Telephone Number)

Gregory N. Bressler

General Counsel

SunAmerica Asset Management Corp.

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(Name and Address of Agent for Service)

Copies to:

Margery K. Neale, Esq.

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019-6099

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

Title of securities being registered: Shares of beneficial interest, par value $0.01 per share. Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because of reliance on Section 24(f) and Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective August 21, 2009, pursuant to Rule 488 under the Securities Act of 1933.

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

August [26], 2009

Dear Shareholder:

You are cordially invited to attend a special shareholders meeting (the “Special Meeting”) of the Focused Large-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc. (the “Corporation”), to be held on Friday, October 16, 2009. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on an important proposal affecting the Focused Large-Cap Value Portfolio.

We are asking for your vote to approve a proposed reorganization of the Focused Large-Cap Value Portfolio with the SunAmerica Value Fund (the “Value Fund”), a series of SunAmerica Equity Funds (the “Trust”). In this reorganization, your shares of the Focused Large-Cap Value Portfolio would, in effect, be exchanged for the same class of shares of the Value Fund with the same aggregate net asset value of the Focused Large-Cap Value Portfolio shares that you currently hold. It is currently anticipated that the reorganization should be effected on a tax-free basis for federal income tax purposes.

The reorganization is being proposed because SunAmerica Asset Management Corporation (“SAAMCo”), the Focused Large-Cap Value Portfolio’s and the Value Fund’s investment adviser, believes that shareholders of each fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the funds’ assets in the reorganization, than by continuing to operate the two funds separately. SAAMCo further believes that it is in the best interests of the Focused Large-Cap Value Portfolio’s shareholders to combine its assets with a fund that has a generally better performance history and lower expense structure, after a reduction in the Value Fund’s current advisory fee. SAAMCo believes that the Value Fund’s investment objective and strategies make it a compatible fund within the SunAmerica complex for a reorganization with the Focused Large-Cap Value Portfolio. Each of the Focused Large-Cap Value Portfolio and the Value Fund has identical investment objectives to seek long-term growth of capital, follows a value oriented philosophy, which involves investing in securities believed to be undervalued in the market, and engages in the active trading of equity securities selected to achieve their investment objectives.

Each of the Board of Directors of the Corporation and the Board of Trustees of the Trust, as applicable, has determined that the proposed reorganization of the Focused Large-Cap Value Portfolio with the Value Fund is in the best interests of the Focused Large-Cap Value Portfolio and the Value Fund, respectively, and the interests of the Focused Large-Cap Value Portfolio’s and the Value Fund’s existing shareholders will not be diluted as a result of the reorganization. If the reorganization is approved by shareholders, it is expected that the proposed reorganization will take effect during the fourth quarter of 2009. Included in this booklet is information about the upcoming Special Meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the matter on which you are being asked to vote; and

•	The Combined Prospectus/Proxy Statement, which provides detailed information on the Value Fund, the specific proposal being considered at the Special Meeting, and why the proposal is being made.

I encourage you to review the enclosed materials carefully. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote in one of the following ways:

•	By calling us toll-free at the telephone number listed on the enclosed proxy card;

•	By Internet at the website address listed on the enclosed proxy card;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

/s/ John T. Genoy
John T. Genoy
President

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation, we urge you to promptly indicate your vote on the enclosed proxy card, date and sign it and return it in the envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “For” the reorganization. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares at the Special Meeting.

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issue to be voted on.

Q:	Why is a shareholder meeting being held?

A:	You are being asked to approve an agreement and plan of reorganization (the “Reorganization Agreement”) between SunAmerica Focused Series, Inc. (the “Corporation”), on behalf of its series, the Focused Large-Cap Value Portfolio, and SunAmerica Equity Funds (the “Trust” and together with the Corporation, the “Companies”), on behalf of its series, the SunAmerica Value Fund (the “Value Fund” and together with the Focused Large-Cap Value Portfolio, the “Funds” and each, a “Fund”). The investment objectives of the Focused Large-Cap Value Portfolio and the Value Fund are identical in that each Fund seeks long-term growth of capital. The Funds also engage in similar investment strategies in seeking to achieve their investment objective, including following a value oriented philosophy. If the proposed reorganization (the “Reorganization”) is approved and completed, an account at the Value Fund will be set up in your name, you will become a shareholder of the Value Fund, and the Focused Large-Cap Value Portfolio will be terminated as a series of the Corporation. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the Value Fund.

Q:	How does the Board of Directors suggest that I vote?

A:	After careful consideration, the Board of Directors of the Corporation (the “Board of Directors”), on behalf of the Focused Large-Cap Value Portfolio, has determined that the proposed Reorganization is in the best interests of the Focused Large-Cap Value Portfolio and the interests of the Focused Large-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the Reorganization and, therefore, recommends that you cast your vote “For” the proposed Reorganization. The Board of Directors has determined that shareholders of the Focused Large-Cap Value Portfolio may benefit from (i) the possible operating efficiencies from the larger net asset size of the combined fund, (ii) the expectation that the combined fund will have gross and net operating expenses below those of the Focused Large-Cap Value Portfolio prior to the Reorganization, (iii) the compatibility of the types of portfolio securities held by the Funds, the identical investment objectives of each Fund, the identical value oriented philosophy of each Fund and certain other similarities between the investment strategies and risks of each Fund, and (iv) being invested in a Fund with a generally better performance history.

Q:	How will the Reorganization affect me?

A:	If shareholders of the Focused Large-Cap Value Portfolio approve the proposed Reorganization, all the assets and liabilities of the Focused Large-Cap Value Portfolio will be combined with those of the Value Fund, an account will be set up in your name at the Value Fund and you will receive shares of the Value Fund. You will receive the same class of shares of the Value Fund as you currently hold of the Focused Large-Cap Value Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will equal the aggregate net asset value of the shares you own immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Focused Large-Cap Value Portfolio will hold a smaller percentage of ownership in the combined fund than he or she held in the Focused Large-Cap Value Portfolio prior to the Reorganization.

Q:	In the Reorganization, will I receive shares of the Value Fund of the same class as the shares of the Focused Large-Cap Value Portfolio that I now hold?

A:	Yes. You will receive shares of the Value Fund of the same class as the shares you own of the Focused Large-Cap Value Portfolio.

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Q:	Will I own the same number of shares of the Value Fund as I currently own of the Focused Large-Cap Value Portfolio?

A:	No. You will receive shares of the Value Fund with the same aggregate net asset value as the shares of the Focused Large-Cap Value Portfolio you own prior to the Reorganization. However, the number of shares you receive will depend on the relative net asset value of the shares of the Focused Large-Cap Value Portfolio and the Value Fund on the closing date. Thus, on the closing date, if the net asset value of a share of the Value Fund is lower than the net asset value of the corresponding share class of the Focused Large-Cap Value Portfolio, you will receive a greater number of shares of the Value Fund in the Reorganization than you held in the Focused Large-Cap Value Portfolio before the Reorganization. On the other hand, if the net asset value of a share of the Value Fund is higher than the net asset value of the corresponding share class of the Focused Large-Cap Value Portfolio, you will receive fewer shares of the Value Fund in the Reorganization than you held in the Focused Large-Cap Value Portfolio before the Reorganization. The aggregate net asset value of your Value Fund shares immediately after the Reorganization will be the same as the aggregate net asset value of your Focused Large-Cap Value Portfolio shares immediately prior to the Reorganization.

Q:	Will my privileges as a shareholder change after the Reorganization?

A:	Your rights as a shareholder will not change in any substantial way as a result of the Reorganization, but you will be a shareholder of the Value Fund, which is a series of the Trust, a Massachusetts business trust, rather than the Focused Large-Cap Value Portfolio, which is a series of the Corporation, a Maryland corporation. As discussed in the Combined Proxy Statement/Prospectus, there are certain differences between Massachusetts business trusts and Maryland corporations with respect to shareholder rights. The shareholder services available to you after the Reorganization will be identical.

Q:	Who will advise the Value Fund once the Reorganization is completed?

A:	As you know, the Focused Large-Cap Value Portfolio is advised by SunAmerica Asset Management Corp. (“SAAMCo”). The Value Fund also is advised by SAAMCo and will continue to be advised by SAAMCo once the Reorganization is completed.

Q:	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A:	No, you will not pay any sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge that applies to shares of the Value Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased your Focused Large-Cap Value Portfolio shares or (ii) you purchased your shares of any other fund advised by SAAMCo and subsequently exchanged them for shares of the Focused Large-Cap Value Portfolio.

Q:	How do operating expenses paid by the Value Fund compare to those payable by the Focused Large-Cap Value Portfolio?

A:	Following the Reorganization, the Value Fund’s gross projected operating expenses are expected to be below those of the Focused Large-Cap Value Portfolio after the reduction in the Value Fund’s advisory fee discussed below. The net operating expenses of the Value Fund are also expected to be below those of the Focused Large-Cap Value Portfolio after taking into account the contractual fee waivers and expense reimbursement arrangements for each of the Value Fund and the Focused Large-Cap Value Portfolio and the reduction in the Value Fund’s advisory fee. In connection with the proposed Reorganization, the Board of Trustees of the Trust and SAAMCo approved a reduction in the Value Fund’s advisory fee effective upon the closing date of the Reorganization. In addition, the existing contractual expense caps under the expense limitation agreement between the Companies, on behalf of certain series of the Companies, and SAAMCo, with respect to the Value Fund are lower than those of the Focused Large-Cap Value Portfolio.

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Q:	What will I have to do to open an account in the Value Fund? What happens to my account if the Reorganization is approved?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the Value Fund. We will send you written confirmation that this change has taken place. You will receive the same class of shares of the Value Fund as you currently hold of the Focused Large-Cap Value Portfolio. The aggregate net asset value of the shares you receive in the Reorganization will be equal to the aggregate net asset value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the Focused Large-Cap Value Portfolio, it is not necessary to surrender such certificates.

Q:	I have received other proxy statements from other funds in the SunAmerica complex. Is this a duplicate proxy statement and do I have to vote again?

A:	This is not a duplicate proxy statement. You are being asked to vote separately for each fund in which you own shares.

Q:	What happens if the Reorganization is not approved?

A:	If the Reorganization is not approved by shareholders of the Focused Large-Cap Value Portfolio, the Board of Directors will consider other alternatives.

Q:	Will I have to pay any federal taxes as a result of the Reorganization?

A:	The Reorganization of the Focused Large-Cap Value Portfolio is currently expected to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, the Focused Large-Cap Value Portfolio will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange solely for shares of the Value Fund and the assumption of its liabilities by the Value Fund, or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of shares of the Value Fund in connection with the Reorganization.

To the extent that prior to the Reorganization, the portfolio holdings of the Focused Large-Cap Value Portfolio are sold by the Focused Large-Cap Value Portfolio in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Focused Large-Cap Value Portfolio’s basis in such holdings. Any capital gains recognized in these sales on a net basis will be distributed, if required, to the Focused Large-Cap Value Portfolio’s shareholders as either capital gain dividends (to the extent of net realized long-term capital gains) or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Q:	Who will pay for the Reorganization?

A:	SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of the Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Focused Large-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization.

Q:	What if I redeem or exchange my shares before the Reorganization takes place?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction and any applicable redemption fees will be applied. Also, in the case of redemptions, you will be responsible for payment of any applicable contingent deferred sales charges.

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Q:	How do I vote my proxy?

A:	You may cast your vote by mail, telephone or internet or in person at the special shareholders meeting. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote by telephone or over the internet, please have the proxy card in hand and call the telephone number or go to the website address listed on the enclosed form and follow the instructions.

Q:	When will the Reorganization occur?

A:	If approved by shareholders, the Reorganization is expected to occur during the fourth quarter of 2009. The Reorganization will not take place if the Reorganization is not approved by the Focused Large-Cap Value Portfolio’s shareholders.

Q:	Whom do I contact for further information?

A:	You may call Computershare, Inc., our proxy solicitation firm at the telephone number listed on the enclosed proxy card.

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

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SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 16, 2009

To the Shareholders of the Focused Large-Cap Value Portfolio:

This is to notify you that a Special Meeting of Shareholders (the “Special Meeting”) of the Focused Large-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc., a Maryland Corporation (the “Corporation”), will be held on Friday, October 16, 2009 at 9:00 a.m., Eastern time, at the offices of SunAmerica Asset Management Corp., located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311 for the following purposes:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Focused Large-Cap Value Portfolio would transfer all of its assets to the SunAmerica Value Fund (the “Value Fund”), a series of SunAmerica Equity Funds, in exchange solely for the assumption of the Focused Large-Cap Value Portfolio’s liabilities by the Value Fund and Class A, Class B and Class C shares of the Value Fund, which shares will be distributed by the Focused Large-Cap Value Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the special meeting or any adjournment or postponement thereof.

The Board of Directors of the Corporation has fixed the close of business on July 31, 2009 as the record date for determination of shareholders of the Focused Large-Cap Value Portfolio entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

It is very important that your vote be received prior to the Special Meeting date. Voting instructions for shares held of record in the name of a nominee, such as a broker-dealer or director of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

Your vote is important regardless of the size of your holdings in the Focused Large-Cap Value Portfolio. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope. Certain shareholders may also vote by telephone or over the internet; please see pages 34-35 of the enclosed Combined Prospectus/Proxy Statement for details. If you vote by proxy and then desire to change your vote or vote in person at the Special Meeting, you may revoke your proxy at any time prior to the votes being tallied at the Special Meeting. Please refer to the section of the enclosed Combined Prospectus/Proxy Statement entitled “Voting Information and Requirements—Manner of Voting” for more information.

By Order of the Board of Directors,

/s/ Gregory N. Bressler
Gregory N. Bressler
Secretary

Jersey City, New Jersey

August [26], 2009

SUBJECT TO COMPLETION, DATED JULY 22, 2009

COMBINED PROSPECTUS/PROXY STATEMENT

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund

Harborside Financial Center

3200 Plaza 5

Jersey City, NJ 07311-4992

(800) 858-8850

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of the Focused Large-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc., a Maryland Corporation (the “Corporation”). A special meeting of shareholders of the Focused Large-Cap Value Portfolio (the “Special Meeting”) will be held at the offices of SunAmerica Asset Management Corp. (“SAAMCo”), located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, on Friday, October 16, 2009 at 9:00 a.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the Focused Large-Cap Value Portfolio at the close of business on July 31, 2009 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments or postponements thereof. This Combined Prospectus/Proxy Statement, proxy card and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the Focused Large-Cap Value Portfolio on or about August [26], 2009. Whether or not you expect to attend the Special Meeting or any adjournment or postponement thereof, the Board of Directors of the Corporation (the “Board of Directors”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1. To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the Focused Large-Cap Value Portfolio would transfer all of its assets to the SunAmerica Value Fund (the “Value Fund”), a series of SunAmerica Equity Funds (the “Trust”), in exchange solely for the assumption of the Focused Large-Cap Value Portfolio’s liabilities by the Value Fund and for Class A, Class B and Class C shares of the Value Fund, which shares will be distributed by the Focused Large-Cap Value Portfolio to the holders of its shares in complete liquidation thereof; and

2. To transact such other business as may properly be presented at the Special Meeting or any adjournment or postponement thereof.

The Board of Directors has approved a reorganization (the “Reorganization”) by which the Focused Large-Cap Value Portfolio, a separate series of the Corporation, an open-end management investment company, would be acquired by the Value Fund, a series of the Trust, an open-end management investment company. The investment objectives of the Focused Large-Cap Value Portfolio and the Value Fund are identical. Each Fund seeks long-term growth of capital. Each Fund follows a “value” oriented philosophy and engages in the active trading of securities selected to achieve long-term growth of capital. The Value Fund also has certain other strategies that are compatible with those of the Focused Large-Cap Value Portfolio. The Focused Large-Cap Value Portfolio and the Value Fund, however, employ certain differing investment strategies to achieve their objectives. Notably, the Focused Large-Cap Value Portfolio uses a focused strategy, which is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. The Value Fund does not use a focused strategy. For more information on each Fund’s investment strategies see “Summary – Investment Objectives and Principal Investment Strategies” below.

If the Focused Large-Cap Value Portfolio’s shareholders approve the Reorganization, the Focused Large-Cap Value Portfolio will transfer its assets to the Value Fund. The Value Fund will assume the liabilities of the Focused Large-Cap Value Portfolio and will issue shares to the Focused Large-Cap Value Portfolio in an amount equal to the aggregate net asset value of the outstanding shares of the Focused Large-Cap Value Portfolio. Immediately thereafter, the Focused Large-Cap Value Portfolio will distribute these shares of the Value Fund to its shareholders. After distributing these shares, the Focused Large-Cap Value Portfolio will be terminated as a series of the Corporation. When the Reorganization is complete, the Focused Large-Cap Value Portfolio’s shareholders will hold the same class of shares of the Value Fund as they currently hold of the Focused Large-Cap Value Portfolio. The aggregate net asset value of the Value Fund shares received in the Reorganization will equal the aggregate net asset value of the Focused Large-Cap Value Portfolio shares held by Focused Large-Cap Value Portfolio shareholders immediately prior to the Reorganization. As a result of the Reorganization, however, a shareholder of the Focused Large-Cap Value Portfolio will hold a smaller percentage of ownership in the combined fund than such shareholder held in the Focused Large-Cap Value Portfolio prior to the Reorganization.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the Focused Large-Cap Value Portfolio should know before voting on the Reorganization and constitutes an offering of Class A, Class B and Class C shares of the Value Fund only. Please read it carefully and retain it for future reference.

The following documents containing additional information about the Funds, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Combined Prospectus/Proxy Statement:

•	the Statement of Additional Information dated August [26], 2009 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement;

•	the Value Fund Statement of Additional Information for Class A, Class B and Class C shares (the “Value Fund SAI”) dated January 28, 2009 (and as currently supplemented);

•

the Focused Large-Cap Value Portfolio Prospectus and Statement of Additional Information containing additional information about the Focused Large-Cap Value Portfolio (the “Focused Large-Cap Value Portfolio Prospectus” and “Focused Large-Cap Value Portfolio SAI,” respectively), each dated February 27, 2009 (and as currently supplemented); and

•	the Semi-Annual Report to Shareholders of the Value Fund for the fiscal period ended March 31, 2009 (the “Value Fund Semi-Annual Report”).

In addition, the following documents have been filed with the SEC and are incorporated by reference into (legally considered to be part of) and also accompany this Combined Prospectus/Proxy Statement:

•	the Value Fund Prospectus for Class A, Class B and Class C shares (the “Value Fund Prospectus”) dated January 28, 2009 (and as currently supplemented); and

•	the Annual Report to Shareholders of the Value Fund for the fiscal year ended September 30, 2008 (the “Value Fund Annual Report”).

Except as otherwise described herein, the policies and procedures set forth under “Shareholder Account Information” in the Value Fund Prospectus will apply to the Class A, Class B and Class C shares to be issued by the Value Fund in connection with the Reorganization. These documents are on file with the SEC. Each of the Funds is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

SunAmerica Value Fund c/o SunAmerica Equity Funds Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850	Focused Large-Cap Value Portfolio c/o SunAmerica Focused Series, Inc. Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 (800) 858-8850

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” The Reorganization SAI may also be obtained without charge at www.sunamericafunds.com.

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549.

By Phone:	1-202-551-8090

By Mail:	Public Reference Section Office of Consumer Affairs and Information Services Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549 (duplicating fee required)

By E-mail:	publicinfo@sec.gov (duplicating fee required)

By Internet:	www.sec.gov

The Board of Directors knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

No person has been authorized to give any information or make any representation not contained in this Combined Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Combined Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Neither the SEC nor any state regulator has approved or disapproved of these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The date of this Combined Prospectus/Proxy Statement is August [26], 2009.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

Each of the Corporation and the Trust is an open-end management investment company registered with the SEC. The Focused Large-Cap Value Portfolio is a separate series of the Corporation, and the Value Fund is a separate series of the Trust. The Corporation is organized as a corporation under the laws of the State of Maryland, and the Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. The investment objectives of the Focused Large-Cap Value Portfolio and the Value Fund are identical. Each of the Focused Large-Cap Value Portfolio and the Value Fund (each, a “Fund,” and together, the “Funds”) seeks long-term growth of capital. Each Fund follows a “value” oriented philosophy, which involves investing in securities believed to be undervalued in the market, and engages in the active trading of securities selected to achieve long-term growth of capital. Each Fund is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater. One principal difference between the Funds is that the Focused Large-Cap Value Portfolio uses a focused strategy, while the Value Fund does not. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. Another principal difference between the Funds is that the Focused Large-Cap Value Portfolio invests at least 80% of its net assets in securities of large-cap companies, while the Value Fund has no such investment policy and can invest in securities of any market capitalization. The Value Fund does, however, generally invest a significant portion of its net assets in securities of large-cap companies.

SunAmerica Asset Management Corp. (“SAAMCo”) serves as the investment adviser of each of the Funds. Each of the Funds publicly offers its shares on a continuous basis, and shares may be purchased through each Fund’s distributor, SunAmerica Capital Services, Inc. (the “Distributor”), and numerous intermediaries. Shareholders of each Fund have the right to exchange their shares for shares of the same class of other funds distributed by the Distributor, except the SunAmerica Senior Floating Rate Fund, Inc. (where the exchange privilege applies to Class A and Class C shares only), at net asset value per share at the time of exchange, subject to certain limitations. Each Fund permits its shareholders to redeem their shares at any time upon proper notice (subject, in certain cases, to redemption fees and/or contingent deferred sales charges).

The Proposed Reorganization

The Board of Directors, including the Directors who are not “interested persons” of the Corporation (as defined in the 1940 Act) (the “Independent Directors”), has unanimously approved the Reorganization, on behalf of the Focused Large-Cap Value Portfolio. The Board of Trustees of the Trust (the “Board of Trustees”), including the Trustees who are not “interested persons” of the Value Fund (as defined in the 1940 Act) (the “Independent Trustees”), has unanimously approved the Reorganization, on behalf of the Value Fund. Subject to approval by the Focused Large-Cap Value Portfolio shareholders, the Reorganization provides for:

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the transfer of all the assets of the Focused Large-Cap Value Portfolio to the Value Fund in exchange for the assumption of the Focused Large-Cap Value Portfolio’s liabilities by the Value Fund and Class A, Class B and Class C shares of the Value Fund;

•	the distribution of such Class A, Class B and Class C shares of the Value Fund to the Focused Large-Cap Value Portfolio’s shareholders; and

•	the termination of the Focused Large-Cap Value Portfolio as a series of the Corporation.

If the proposed Reorganization is approved and completed, the Focused Large-Cap Value Portfolio’s shareholders would hold shares of the same class of the Value Fund as they currently hold of the Focused Large-Cap Value Portfolio with an aggregate net asset value equal to the aggregate net asset value of Focused Large-Cap Value Portfolio shares owned immediately prior to the Reorganization.

Background and Reasons for the Proposed Reorganization

SAAMCo believes that the shareholders of each Fund will benefit more from the potential operating efficiencies and economies of scale that may be achieved by combining the Funds’ assets in the Reorganization, than by continuing to operate the two Funds separately. SAAMCo further believes that it is in the best interests of the Focused Large-Cap Value Portfolio’s shareholders to combine its assets with a Fund that has a generally better performance history and lower expense structure after the reduction in the Value Fund’s advisory fee. It is anticipated that the gross and net operating expense ratios for the Combined Fund will be lower than, the current gross and net operating expense ratios for the Focused Large-Cap Value Portfolio. SAAMCo believes that continuing to operate the Focused Large-Cap Value Portfolio as currently constituted is not in the best interests of the Focused Large-Cap Value Portfolio’s shareholders. The Value Fund, following completion of the Reorganization, may be referred to as the “Combined Fund” in this Combined Prospectus/Proxy Statement.

In approving the Reorganization, the Board of Directors, including the Independent Directors, determined that participation in the Reorganization is in the best interests of the Focused Large-Cap Value Portfolio and that the interests of the Focused Large-Cap Value Portfolio’s shareholders will not be diluted as a result of the Reorganization. The Board of Directors considered the Reorganization proposal at meetings held in April and May 2009, and at a meeting held on June 2, 2009, the entire Board of Directors, including the Independent Directors, unanimously approved the Reorganization. The approval determinations were made on the basis of each Director’s judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

The fact that the investment objectives of the Focused Large-Cap Value Portfolio and the Value Fund are identical and certain strategies of the Focused Large-Cap Value Portfolio and Value Fund are similar and compatible, while others are different. The Directors considered the fact that the Focused Large-Cap Value Portfolio uses a focused strategy, while the Value Fund does not. The Directors also considered that the Focused Large-Cap Value Portfolio invests at least 80% of its net assets in securities of large-cap companies, while the Value Fund has no such investment policy and can invest in securities of any market capitalization, but noted that the Value Fund generally invests a significant portion of its net assets in securities of large-cap companies. See “Summary—Investment Objectives and Principal Investment Strategies.”

•	The possibility that the Combined Fund may achieve certain operating efficiencies and economies of scale from its larger net asset size.

•

The expectation that the Combined Fund will have gross operating expenses (i.e., operating expenses before taking into account waivers and reimbursements) below those of the Focused Large-Cap Value Portfolio; and that the Combined Fund will have net operating expenses (i.e., operating expenses after taking into account each Fund’s contractual fee waivers and expense reimbursement arrangements) below those of the Focused Large-Cap Value Portfolio. In particular, the contractual expense caps under the Expense Limitation Agreement between the Companies, on behalf of certain series of the Companies, and SAAMCo (the “Expense Limitation Agreement”) for the Value Fund are lower than those of the Focused Large-Cap Value Portfolio. While each Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by the Board at some point in the future. The Directors further noted that, in connection with the Reorganization, the Trustees of the Trust approved a reduction in the Value Fund’s current advisory fee effective upon the closing date of the Reorganization, which will have the effect of reducing the gross operating expenses of the Combined Fund and which may have the effect of reducing net operating expenses of the Combined Fund.

•

The personnel of SAAMCo who will manage the Combined Fund. The Directors considered that SAAMCo will continue to serve as the investment adviser of the Combined Fund after the Reorganization. The Directors further noted that the same portfolio manager currently manages both Funds and will continue to serve as the portfolio manager of the Combined Fund following the completion of the Reorganization. See “Comparison of the Focused Large-Cap Value Portfolio and the Value Fund—Management of the Funds.”

•

The relative performance histories of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. While not predictive of future results, the Directors considered that the Value Fund has generally had better historical performance compared with the Focused Large-Cap Value Portfolio.

•

The fact that it is currently anticipated that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•

The fact that SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Focused Large-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement.

If the Reorganization is not approved by shareholders of the Focused Large-Cap Value Portfolio, the Board of Directors may consider other alternatives. If no such suitable alternatives can be found, the Board of Directors may consider the liquidation of the Focused Large-Cap Value Portfolio. Any such liquidation could be a taxable event for certain shareholders.

The Board of Directors unanimously recommends that you vote “For” the Reorganization.

Investment Objectives and Principal Investment Strategies

Investment Objectives. The investment objectives of each of the Focused Large-Cap Value Portfolio and the Value Fund are identical. Each Fund seeks long-term growth of capital. The Combined Fund will pursue the Value Fund’s investment objective.

Principal Investment Strategies and Techniques. Each Fund follows a “value” oriented philosophy. A “value” oriented philosophy—that of investing in securities believed to be undervalued in the market – reflects a contrarian approach, in that the potential for superior relative performance is believed to be the highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of large, well known companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market. Each Fund is “non-diversified,” as such term is defined in the 1940 Act, which means it can invest a larger portion of its assets in the stock of fewer companies or a single company than can some other mutual funds. By concentrating in a smaller number of stocks, a Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater. Due to its use of a focused strategy, the Focused Large-Cap Value Portfolio will generally have a higher level of concentration than the Value Fund.

The Focused Large-Cap Value Portfolio’s primary investment technique is the active trading of equity securities selected on the basis of value criteria and principally invests in equity securities. The Focused Large-Cap Value Portfolio uses a focused strategy, A focused strategy is one in which SAAMCo actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios. The Fund will generally hold between 30 to 50 securities, although SAAMCo may, in its discretion, hold less than 30 securities. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new adviser is selected to manage the Fund or a portion of the Fund’s assets. SAAMCo may invest in additional financial instruments for the purpose of cash management or to hedge a security portfolio position. In addition, under normal market conditions, at least 80% of the Focused Large-Cap Value Portfolio’s net assets, plus any borrowing for investment purposes, will be invested in large-cap companies. Large-Cap companies will generally include companies whose market capitalizations, at the time of purchase, are equal to or greater than the smallest company in the Russell 1000 Index during the most recent 12-month period. During the 12-month period ended December 31, 2008, the smallest company in the Russell 1000 Index had a market-cap of $24 million.

The Value Fund’s primary investment technique is the active trading of equity securities selected on the basis of value criteria, issued by companies of any market capitalization, that offer the potential for long-term growth of capital. The Value Fund principally invests in equity securities.

Each Fund engages in the active trading of equity securities meaning that a Fund may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could affect performance. For the fiscal year ended September 30, 2008, the portfolio turnover rate for the Value Fund was 207%, and for the fiscal year ended October 31, 2008, the portfolio turnover rate for the Focused Large-Cap Value Portfolio was 191%. Higher portfolio turnover may decrease the after tax return to shareholders if it results in the realization of net capital gains, which may be taxable when distributed to shareholders. In addition, because a Fund may sell a security without regard to how long it has held the security, active trading may involve a possible increase in short-term capital gains or losses. Distributions of a Fund’s net realized short-term capital gains are taxable to shareholders as ordinary income. During periods of increased market volatility, active trading may be more pronounced.

Each Fund may invest in short-term investments and defensive instruments. Each Fund may also invest in options and futures. Each Fund may make special situations investments. In addition, each Fund may engage in currency transactions to hedge against changes in currency exchange rates. The Value Fund may invest in foreign securities. Each Fund may borrow to enhance investment performance, up to 50% of its net assets and may borrow for temporary or emergency purposes up to 33  1/3% of its total assets.

Each Fund’s principal investment strategies and techniques may be changed without shareholder approval; however, shareholders of the Focused Large-Cap Value Portfolio will receive at least 60 days’ notice prior to any change to the Fund’s 80% investment policy.

The Combined Fund’s principal investment strategies and techniques will be those of the Value Fund.

Comparison. The investment strategies and techniques of the Funds are similar; however, there are certain important differences. One main difference between the Funds is that the Focused Large-Cap Value Portfolio uses a focused strategy, while the Value Fund does not. Another principal difference between the Funds is that the Focused Large-Cap Value Portfolio invests at least 80% of its net assets in securities of large-cap companies, while the Value Fund has no such investment policy and can invest in securities of any market capitalization. The Value Fund does, however, generally invest a significant portion of its net assets in securities of large-cap companies. As part of its significant, but non-principal investment strategies, the Focused Large-Cap Value Portfolio may invest in mid-cap companies but does not invest in small-cap companies as part of its principal or non-principal investment strategy. In addition, the Value Fund may also invest in foreign securities; however, investing in foreign securities is not a principal or other significant investment of the Focused Large-Cap Value Portfolio.

While the Focused Large-Cap Value Portfolio and the Value Fund have certain differences in strategies and techniques, the Funds pursue identical investment objectives and utilize certain compatible investment strategies and techniques. For a discussion of the principal and other investment risks associated with an investment in the Value Fund and, therefore, the Combined Fund, please see “Comparison of the Focused Large-Cap Value Portfolio and the Value Fund—Principal and Other Investment Risks” below.

Fees and Expenses

If the Reorganization is approved and completed, holders of the Focused Large-Cap Value Portfolio Class A Shares will receive Value Fund Class A Shares, holders of Focused Large-Cap Value Portfolio Class B Shares will receive Value Fund Class B Shares, and holders of Focused Large-Cap Value Portfolio Class C Shares will receive Value Fund Class C Shares.

Fee Table of the Focused Large-Cap Value Portfolio and the Value Fund

and the Pro Forma Combined Fund*

(as of March 31, 2009 (unaudited))

The fee tables below provide information about the fees and expenses attributable to each class of shares of the Funds (except Class I and Class Z shares of the Value Fund), assuming the Reorganization had taken place on March 31, 2009 and the estimated pro forma fees and expenses attributable to each class of shares (except Class I and Class Z) of the Pro Forma Combined Fund. Future fees and expenses may be greater or less than those indicated below.

	Actual						Actual
	Focused Large-Cap Value Portfolio		Value Fund		Pro Forma Combined Fund*		Focused Large-Cap Value Portfolio		Value Fund		Pro Forma Combined Fund*
	Class A		Class A		Class A		Class B		Class B		Class B
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	5.75%		5.75%		5.75%		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	None		None		None		4.00%		4.00%		4.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None		None		None		None
Redemption Fee(3)	None		None		None		None		None		None
Exchange Fee	None		None		None		None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.88	%(8)	1.00%		0.75%		0.88	%(8)	1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	0.35%		0.35%		0.35%		1.00%		1.00%		1.00%
Other Expenses	0.34	%(9)	0.44%		0.38%		0.48	%(9)	0.48%		0.43%

Total Annual Fund Operating Expenses	1.57%		1.79%		1.48%		2.36%		2.48%		2.18%

Fee Waiver and Expense Reimbursements (Recoupment)	(0.07	)%(7)	0.16	%(7)	(0.15	)%(7)	(0.01	)%(7)	0.20	%(7)	(0.10	)%(7)
Net Total Annual Fund Operating Expenses	1.64	%(5)(6)	1.63	%(5)(6)	1.63	%(5)(6)	2.37	%(5)(6)	2.28	%(5)(6)	2.28	%(5)(6)

Footnotes begin on the next page.

	Actual
	Focused Large- Cap Value Portfolio		Value Fund		Pro Forma Combined Fund*
	Class C		Class C		Class C
Shareholder Fees (fees paid directly from a shareholder’s investment):
Maximum Sales Charge (Load) imposed on purchases (as a percentage of offering price)(1)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(2)	1.00%		1.00%		1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None		None		None
Redemption Fee(3)	None		None		None
Exchange Fee	None		None		None
Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management Fees	0.88	%(8)	1.00%		0.75%
Distribution and/or Service (12b-1) Fees(4)	1.00%		1.00%		1.00%
Other Expenses	0.38	%(9)	0.48%		0.41%

Total Annual Fund Operating Expenses	2.26%		2.48%		2.16%

Fee Waiver and Expense Reimbursements (Recoupment)	(0.09	)%(7)	0.20	%(7)	(0.12	)%(7)
Net Total Annual Fund Operating Expenses	2.35	%(5)(6)	2.28	%(5)(6)	2.28	%(5)(6)

*	Assumes the Reorganization had taken place on March 31, 2009.

(1)	The front-end sales charge on Class A shares decreases with the size of the purchase to 0% for purchases of $1 million or more.

(2)	Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC”) on redemptions made within two years of purchase. The CDSC on Class B shares applies only if shares are redeemed within six years of their purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase (for purchases prior to February 20, 2004, the CDSC applies only if shares are redeemed within eighteen months of their purchase). CDSC is calculated as a percentage of amount redeemed or of original purchase cost, whichever is lower.

(3)	A $15.00 fee will be imposed on wire and overnight mail redemptions.

(4)	Because these fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of sales charges.

(5)	Through directed brokerage arrangements, a portion of the Focused Large-Cap Value Portfolio’s, the Value Fund’s and the Pro Forma Combined Fund’s expenses have been reduced. “Other Expenses” do not take into account this expense reduction and are therefore higher than the actual expenses of the Funds. Had the expense reductions been taken into account “Net Expenses” for each class would have been 1.63% for Class A shares, 2.36% for Class B shares and 2.34% for Class C shares of the Focused Large-Cap Value Portfolio, 1.61% for Class A shares, 2.26% for Class B shares and 2.26% for Class C shares of the Value Fund and 1.61% for Class A shares, 2.26% for Class B shares and 2.26% for Class C shares of the Pro Forma Combined Fund.

(6)	Pursuant to an Expense Limitation Agreement, SAAMCo is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72% for Class A shares, 2.37% for Class B shares and 2.37% for Class C shares of the Focused Large-Cap Value Portfolio and 1.63% for Class A shares, 2.28% for Class B shares and 2.28% for Class C shares of the Value Fund and Pro Forma Combined Fund. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees.

(7)	Any waivers or reimbursements made by SAAMCo with respect to the Fund are subject to recoupment from the Fund within the following two years, provided that the Fund is able to effect such payment to SAAMCo and remain in compliance with the foregoing expense limitations.

(8)	The management fee for the Focused Large-Cap Value Portfolio was decreased effective August 22, 2008.

(9)	“Other Expenses” for the Fund include “acquired fund fees and expenses” (i.e., fees and expenses incurred indirectly by the Fund as a result of the investments in shares of one or more “acquired funds,” as defined in the registration form applicable to the Fund, which generally include investments in other mutual funds, hedge funds, private equity funds and other pooled investment vehicles).

EXAMPLES:

These examples assume that an investor invests $10,000 in the relevant Fund for the time periods indicated (for the periods ended March 31, 2009), that the investment has a 5% return each year, that the investor pays the sales charges, if any, that apply to the particular class and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate that the investor will receive a 5% annual rate of return. The annual return may be more or less than the 5% used in these examples. Although actual costs may be higher or lower, based on these assumptions, an investor’s costs would be:

ASSUMING THE INVESTOR REDEEMS HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Focused Large-Cap Value Portfolio	$732	$1,063	$1,415	$2,407
Value Fund	$731	$1,060	$1,411	$2,397
Pro Forma Combined Fund*	$731	$1,060	$1,411	$2,397
Class B
Focused Large-Cap Value Portfolio **	$640	$1,039	$1,465	$2,525
Value Fund **	$631	$1,012	$1,420	$2,453
Pro Forma Combined Fund*	$631	$1,012	$1,420	$2,453
Class C
Focused Large-Cap Value Portfolio	$338	$733	$1,255	$2,686
Value Fund	$331	$712	$1,220	$2,615
Pro Forma Combined Fund*	$331	$712	$1,220	$2,615

ASSUMING THE INVESTOR DOES NOT REDEEM HIS OR HER SHARES:

	1 Year	3 Years	5 Years	10 Years
Class A
Focused Large-Cap Value Portfolio	$732	$1,063	$1,415	$2,407
Value Fund	$731	$1,060	$1,411	$2,397
Pro Forma Combined Fund*	$731	$1,060	$1,411	$2,397
Class B
Focused Large-Cap Value Portfolio **	$240	$739	$1,265	$2,525
Value Fund **	$231	$712	$1,220	$2,453
Pro Forma Combined Fund*	$231	$712	$1,220	$2,453
Class C
Focused Large-Cap Value Portfolio	$238	$733	$1,255	$2,686
Value Fund	$231	$712	$1,220	$2,615
Pro Forma Combined Fund*	$231	$712	$1,220	$2,615

*	Assumes the Reorganization had taken place on March 31, 2009.

**	Class B shares generally convert to Class A shares approximately eight years after purchase. Therefore, expense information for years 9 and 10 is the same for both Class A and B shares.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, the Focused Large-Cap Value Portfolio, the Value Fund, or their respective shareholders, will not recognize gain or loss for U.S. federal income tax purposes in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Trust, on behalf of the Value Fund, and the Corporation, on behalf of the Focused Large-Cap Value Portfolio, will receive an opinion from Willkie Farr & Gallagher LLP to that effect. An opinion of counsel is not binding on the Internal Revenue Service (“IRS”) or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

To the extent that the portfolio holdings of the Focused Large-Cap Value Portfolio are sold by the Focused Large-Cap Value Portfolio in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio holdings are sold and the Focused Large-Cap Value Portfolio’s basis in such holdings. Any gains will be distributed, if required, to the Focused Large-Cap Value Portfolio’s shareholders as either capital gain dividends (to the extent of long-term capital gains) or ordinary income dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of a gain or loss to such shareholder for U.S. federal and state income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Focused Large-Cap Value Portfolio and the Value Fund are identical.

COMPARISON OF THE FOCUSED LARGE-CAP VALUE PORTFOLIO

AND THE VALUE FUND

Principal and Other Investment Risks

Because of their identical investment objectives, value oriented philosophies and other similar investment strategies and techniques, the Focused Large-Cap Value Portfolio and the Value Fund are each subject to the same principal and non-principal investment risks associated with an investment in the relevant Fund; however, small and mid-market capitalization risk is a principal risk of the Value Fund and a non-principal risk of the Focused Large-Cap Value Portfolio. The following discussion describes the principal and certain other risks that may affect the Value Fund and, therefore, the Combined Fund. You will find additional descriptions of specific risks in the Focused Large-Cap Value Portfolio Prospectus and the Value Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

Shares of the Value Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Value Fund will be able to achieve its investment goals. If the value of the assets of the Value Fund go down, you could lose money.

The following are the principal investment risks associated with the Value Fund and, therefore, also with the Combined Fund:

Market Volatility. The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in the Value Fund’s portfolio.

Securities selection. A strategy used by the Value Fund, or securities selected by its portfolio manager, may fail to produce the intended return.

Non-Diversification. The Value Fund is non-diversified and may invest a larger portion of assets in a small number of investments. As a result, its performance may be affected more by a decline in the market price of one such investment than would be the case if the Value Fund was more diversified.

Small and Mid-Market Capitalization. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements. Mid-cap companies are subject to these risks to a lesser extent.

The following are the non-principal investment risks associated with the Value Fund and therefore, also with the Combined Fund:

Foreign Exposure. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when the issuer is in an emerging market.

Derivatives. Derivatives, including options and futures, are subject to general risks relating to heightened sensitivity to market volatility, interest rate fluctuations, illiquidity and creditworthiness of the counterparty to the derivatives transactions.

Hedging. Hedging is a strategy in which SAAMCo uses a derivative in an effort to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market or exchange rates. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Currency Volatility. The value of the Value Fund’s foreign portfolio investments may fluctuate due to changes in currency rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Value Fund’s non-dollar securities.

Fundamental Investment Restrictions

Each of the Funds has substantially similar investment restrictions (and exclusions). If the shareholders of the Focused Large-Cap Value Portfolio approve the Reorganization, SAAMCo will manage the Combined Fund pursuant to the investment restrictions of the Value Fund. The complete list of the fundamental investment restrictions of the Focused Large-Cap Value Portfolio and the Value Fund is set out in Appendix A.

Performance Information

The following bar charts and tables illustrate the past performance of an investment in each Fund. The information shows you how each Fund’s performance has varied year by year and provides some indication of the risks of investing in each Fund. Past performance is not predictive of future performance. For more information concerning the performance of the Focused Large-Cap Value Portfolio, please refer to the Focused Large-Cap Value Portfolio Prospectus, the Annual Report to Shareholders of the Focused Large-Cap Value Portfolio for the fiscal year ended October 31, 2008 (the “Focused Large-Cap Value Portfolio Annual Report”) and the Semi-Annual Report to Shareholders of the Focused Large-Cap Value Portfolio for the fiscal period ended April 30, 2009 (the “Focused Large-Cap Value Portfolio Semi-Annual Report”). For more information concerning the performance of the Value Fund, please refer to the Value Fund Prospectus, the Value Fund Annual Report and the Value Fund Semi-Annual Report.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Focused Large-Cap Value Portfolio

FOCUSED LARGE-CAP VALUE PORTFOLIO (CLASS A)

Best Quarter: 24.19% (quarter ended June 30, 2003)

Worst Quarter: -20.61% (quarter ended December 31, 2008)

Year to Date Return as of June 30, 2009: -1.72%

Focused Large-Cap Value Portfolio

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes	-40.32%	-3.61%	0.16%
Return After Taxes on Distributions	-40.48%	-5.50%	-1.02%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-26.02%	-2.88%	0.13%
Class B Shares—Return Before Taxes	-39.69%	-3.36%	0.21%
Class C Shares—Return Before Taxes	-37.78%	-3.12%	0.10%
Russell 1000® Value Index(3)(4)	-36.85%	-0.79%	1.36%

(1)	Includes sales charges.

(2)	When the return after taxes on distributions and sales of Focused Large-Cap Value Portfolio shares is higher, it is because of realized losses. If realized losses occur upon the sale of Focused Large-Cap Value Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

(3)	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4)	You may not invest directly in the Russell 1000® Value Index, and unlike the Focused Large-Cap Value Portfolio, benchmark indices do not incur fees and expenses.

Calendar Year Total Returns, as of 12/31 each year for

Class A Shares of the Value Fund

VALUE FUND (CLASS A)

Best Quarter: 13.44% (quarter ended June 30, 2003)

Worst Quarter: -20.84% (quarter ended December 31, 2008)

Year to Date Return as of June 30, 2009: -3.04%

Value Fund*

Average Annual Total Return

For The Calendar Year Ended December 31, 2008(1)

	1 Year	5 Years	10 Years
Class A Shares—Return Before Taxes	-38.07%	-1.81%	2.66%
Return After Taxes on Distributions	-38.29%	-3.86%	0.81%
Return After Taxes on Distributions and Sale of Fund Shares(2)	-24.47%	-1.78%	1.79%
Class B Shares—Return Before Taxes	-37.25%	-1.53%	2.73%
Class C Shares—Return Before Taxes	-35.39%	-1.31%	2.60%
Russell 1000® Value Index(3)(4)	-36.85%	-0.79%	1.36%

*	Performance information shown includes that of the Value Fund, a series of SunAmerica Focused Series, Inc., which was reorganized into the SunAmerica Equity Funds on February 23, 2004 (the “Value Reorganization”). The Value Fund commenced operations upon consummation of the Value Reorganization. The Fund is the successor to the SunAmerica Value Fund of SunAmerica Focused Series, Inc.

(1)	Includes sales charges.

(2)	When the return after taxes on distributions and sale of Value Fund shares is higher, it is because of realized losses. If realized losses occur upon the sale of Value Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

(3)	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(4)	You may not invest directly in the Russell 1000® Value Index, and unlike the Value Fund, benchmark indices do not incur fees and expenses.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A Shares of each of the Focused Large-Cap Value Portfolio and the Value Fund; after-tax returns for other classes of shares will vary.

Because the Combined Fund will most closely resemble the Value Fund, the Value Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Value Fund at the closing of the Reorganization.

Management of the Funds

Focused Large-Cap Value Portfolio. SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, serves as the investment adviser to the Focused Large-Cap Value Portfolio. SAAMCo provides various administrative services and supervises the daily business of the Focused Large-Cap Value Portfolio, and receives a management fee as compensation for its services. SAAMCo is a wholly-owned subsidiary of AIG Retirement Services, Inc., which in turn is a wholly-owned subsidiary of American International Group, Inc. (“AIG”). In addition, SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Fund or other series of the Corporation with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board of Directors but without shareholder approval, to employ new unaffiliated subadvisers for the Fund, change the terms of particular agreements with unaffiliated subadvisers or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with subadvisers for the Fund at any time by a vote of the majority of the outstanding voting securities of the Fund. Shareholders will be notified of any subadviser changes. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders.

Steven Neimeth is the portfolio manager the Focused Large-Cap Value Portfolio and is primarily responsible for the day-to-day management of the Focused Large-Cap Value Portfolio. Mr. Neimeth has been the portfolio manager of the Focused Large-Cap Value Portfolio since August 2008. Mr. Neimeth is a Senior Vice President and Portfolio Manager at SunAmerica. Prior to joining SAAMCo in April 2004, Mr. Neimeth was the portfolio manager of the Neuberger Berman Large-Cap Value fund, and between 1997 and 2002, he was a portfolio manager and research analyst at Bear Sterns Asset Management. Mr. Neimeth holds a Bachelor of Arts from Hobart & William Smith Colleges and a Masters of Business Administration from the Johnson School of Management at Cornell University.

The Focused Large-Cap Value Portfolio SAI provides additional information about the compensation of the Focused Large-Cap Value Portfolio’s portfolio manager, other accounts managed by such manager and such manager’s ownership of securities in the Focused Large-Cap Value Portfolio and other funds managed by SAAMCo.

Value Fund. SAAMCo serves as the investment adviser to the Value Fund. SAAMCo provides various administrative services and supervises the daily business of the Value Fund, and receives a management fee as compensation for its services. In addition, SAAMCo has received an exemptive order from the SEC that permits SAAMCo, subject to certain conditions, to enter into agreements relating to certain series of the Trust with unaffiliated subadvisers approved by the Board of Trustees without obtaining shareholder approval; however, the Fund is not presently eligible to rely on the exemptive order. Unlike the Focused Large-Cap Value Portfolio, shareholder approval is required to employ new unaffiliated subadvisers for the Fund and to change the terms of agreements with unaffiliated subadvisers.

Mr. Neimeth is the portfolio manager the Value Fund and is primarily responsible for the day-to-day management of the Value Fund. Mr. Neimeth has been the portfolio manager of the Value Fund since August 2004. Mr. Neimeth will continue to serve as the portfolio manager of the Value Fund and will continue to be primarily responsible for the day-to-day management of the Value Fund following the Reorganization.

The Value Fund SAI provides additional information about the compensation of the Value Fund’s portfolio manager, other accounts managed by such manager, and such manager’s ownership of securities in the Value Fund and other funds managed by SAAMCo.

Combined Fund. As discussed below under “Investment Advisory and Management Agreements—Value Fund,” following the Reorganization, SAAMCo will serve as investment adviser to the Combined Fund. Steven Neimeth will serve as the portfolio manager of the Combined Fund. The exemptive order discussed above will not apply to the Combined Fund. As a result, shareholder approval would be required to employ a subadviser for the Combined Fund unlike the Focused Large-Cap Value Portfolio.

Investment Advisory and Management Agreements

Focused Large-Cap Value Portfolio. SAAMCo is the Focused Large-Cap Value Portfolio’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Directors. Pursuant to an Investment Advisory and Management Agreement between the Corporation, on behalf of the Focused Large-Cap Value Portfolio, and SAAMCo (the “Focused Management Agreement”), SAAMCo provides various administrative services and supervises the daily business of the Focused Large-Cap Value Portfolio. Pursuant to the Focused Management Agreement, SAAMCo receives for its services to the Focused Large-Cap Value Portfolio monthly compensation at the annual rate of 0.75% of the average daily net assets of the Focused Large-Cap Value Portfolio. SAAMCo has contractually agreed to waive fees and/or reimburse expenses for the Focused Large-Cap Value Portfolio in the amounts as described in the footnotes to the Fee Tables on pages 9-10 above. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Directors, including a majority of the Independent Directors.

A discussion regarding the basis for the Board of Directors’ approval of the Focused Management Agreement is available in the Focused Large-Cap Value Portfolio Annual Report.

Value Fund. SAAMCo is the Value Fund’s investment adviser and manages the Fund’s investments and its business operations subject to the oversight of the Board of Trustees. Pursuant to an Investment Advisory and Management Agreement between the Trust, on behalf of the Value Fund, and SAAMCo (the “Equity Funds Management Agreement”), SAAMCo provides various administrative services and supervises the daily business of the Value Fund. Pursuant to the Equity Funds Management Agreement, SAAMCo currently receives for its services to the Value Fund monthly compensation at the annual rate of 1.00% of the average daily net assets of the Value Fund. In connection with the Reorganization, the Board approved a reduction in the contractual advisory fee such that SAAMCo will receive for its services to the Value Fund monthly compensation at the annual rate of 0.75% of the average daily net assets of the Value Fund, effective upon the closing date of the Reorganization. SAAMCo has contractually agreed to waive fees and/or reimburse expenses for the Value Fund in the amounts as described in the footnotes to the Fee Tables above. These fee waivers and expense reimbursements will continue indefinitely, subject to the termination by the Board of Trustees, including a majority of the Independent Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Equity Funds Management Agreement is available in the Value Fund Annual Report.

Combined Fund. If the shareholders of the Focused Large-Cap Value Portfolio approve the Reorganization, the Combined Fund will be managed by SAAMCo pursuant to the Equity Funds Management Agreement, as described above. It should be noted that the services provided to each Fund under its respective Management Agreement are substantially similar.

Service Agreements

Focused Large-Cap Value Portfolio and Value Fund. SunAmerica Fund Services, Inc. serves as each Fund’s servicing agent (the “Servicing Agent”) pursuant to service agreements (each, a “Service Agreement”) entered into between the Corporation or Trust, as applicable, on behalf of the relevant Fund, and the Servicing Agent. Under the terms of each Service Agreement, the Servicing Agent, an indirect wholly owned subsidiary of AIG, assists the Fund’s transfer agent in providing certain shareholder services. The Servicing Agent is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.

Pursuant to each Service Agreement, as compensation for services rendered, the Servicing Agent receives a fee from the Fund, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets of Class A, Class B and Class C shares of the Fund. The Service Agreements with respect to the Funds and the services provided to each Fund under the relevant Service Agreement are substantially similar.

Combined Fund. The Service Agreement with respect to the Value Fund will remain in place with respect to the Combined Fund following the Reorganization.

Other Service Providers

Focused Large-Cap Value Portfolio and Value Fund. State Street Bank and Trust Co. (“State Street”), located at 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and as transfer agent for each Fund and in those capacities maintains certain financial and accounting books and records pursuant to separate agreements with the Corporation or the Trust, as the case may be, on behalf of the relevant Fund. Transfer agent functions are performed for State Street by Boston Financial Data Services, P.O. Box 219572, Kansas City, MO 64121-5972, an affiliate of State Street. PricewaterhouseCoopers LLP, located at 1201 Louisiana, Suite 2900, Houston, TX 77002-5678, serves as the Value Fund’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Value Fund. For the financial statement periods after September 30, 2002 and prior to September 30, 2007 for the Value Fund, Ernst & Young LLP, located at 1401 McKinney, Houston, Texas 77010, served as the independent registered public accounting firm. PricewaterhouseCoopers LLP also serves as the Focused Large-Cap Value Portfolio’s independent registered public accounting firm and in that capacity examines the annual financial statements of the Focused Large-Cap Value Portfolio. The firm of Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, New York 10019, serves as legal counsel to each Fund.

Combined Fund. Following the Reorganization, the Value Fund’s current service providers will service the Combined Fund. Any changes in service providers thereafter are not expected to affect the nature or quality of services provided to the Combined Fund or its shareholders.

Distribution and Service Fees

Focused Large-Cap Value Portfolio and Value Fund. Each of the Corporation and the Trust, on behalf of each class of the relevant Fund, has entered into a distribution agreement (each, a “Distribution Agreement”) with SunAmerica Capital Services, Inc. (the “Distributor”), a registered broker-dealer and an indirect wholly owned subsidiary of AIG, to act as the principal underwriter in connection with the continuous offering of each class of shares of the Fund. The address of the Distributor is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. Each Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. Each Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports with respect to the Fund, for distribution to persons who are not shareholders of such Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Funds as discussed in more detail below.

Continuance of each Distribution Agreement with respect to each Fund is subject to annual approval by vote of the Board of Directors/Trustees, including a majority of the Independent Directors/Trustees, as applicable. Each of the Corporation and the Trust and the Distributor each has the right to terminate the Distribution Agreement with respect to the relevant Fund on 60 days’ written notice, without penalty. Each Distribution Agreement will terminate automatically in the event of its assignment as defined in the 1940 Act and the rules thereunder.

Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company’s board of directors. Pursuant to such rule, each Fund has adopted Distribution Plans for Class A, Class B, and Class C shares (hereinafter referred to as the “Class A Plan,” the “Class B Plan”, and the “Class C Plan” and collectively as the “Distribution Plans”). The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class. Reference is made to “Shareholder Account Information” in each Fund’s Prospectus for certain information with respect to the Distribution Plans.

Under the Class A Plan, the Distributor may receive payments from each Fund at an annual rate of up to 0.10% of average daily net assets of each Fund’s Class A shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. Under the Class B and Class C Plans, the Distributor may receive payments from each Fund at the annual rate of up to 0.75% of the average daily net assets of each Fund’s Class B or Class C shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers.

The Distribution Plans provide that each class of shares of each Fund may also pay the Distributor an account maintenance and service fee of up to 0.25% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with trail commissions or account maintenance and service fees in an amount up to 0.25% per year of the assets maintained in each Fund by its customers.

It is possible that in any given year the amount paid to the Distributor under any of the Distribution Plans will exceed the Distributor’s distribution costs as described above.

Combined Fund. Following the Reorganization, the Combined Fund will be subject to the Value Fund Distribution Plans, as described above, for its share classes. In addition, the Combined Fund will be subject to the Value Fund Distribution Agreement. It should be noted that the services provided to each Fund under their respective Distribution Agreement are identical.

Dividends and Distributions

The policies with respect to payment of dividends and capital gains distributions of the Focused Large-Cap Value Portfolio and the Value Fund are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the Value Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Focused Large-Cap Value Portfolio Prospectus for the specific policies with respect to payment of dividends and capital gains distributions under the heading “Shareholder Account Information.”

Purchase, Exchange, Redemption and Valuation of Shares

Procedures for the purchase, exchange, redemption and valuation of shares of the Focused Large-Cap Value Portfolio and the Value Fund are identical and such procedures will remain in place for the Combined Fund. Shareholders should refer to the Value Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Focused Large-Cap Value Portfolio Prospectus for the specific procedures applicable to purchases, exchanges and redemptions of shares under the heading “Shareholder Account Information.” In addition to the policies described therein, certain fees may be assessed in connection with the purchase, exchange and redemption of shares. See “Summary—Fee and Expenses” above.

Market Timing Trading Policies and Procedures

The market timing trading policies and procedures of the Focused Large-Cap Value Portfolio and the Value Fund are identical, and such policies and procedures will remain in place for the Combined Fund. Shareholders should refer to the Value Fund Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and the Focused Large-Cap Value Portfolio Prospectus for the specific market timing trading policies and procedures under the heading “Shareholder Account Information—Market Timing Trading Policies and Procedures.”

FINANCIAL HIGHLIGHTS

Financial highlights tables for the existing share classes of the Value Fund may be found in the Value Fund Prospectus, a copy of which accompanies this Combined Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the Focused Large-Cap Value Portfolio will transfer its assets to the Value Fund in exchange for the assumption by the Value Fund of the Focused Large-Cap Value Portfolio’s liabilities and Class A, Class B and Class C shares of the Value Fund. For more details about the Reorganization Agreement, see Appendix B— “Form of Agreement and Plan of Reorganization.” The shares of the Value Fund issued to the Focused Large-Cap Value Portfolio will have an aggregate net asset value (“NAV”) equal to the aggregate NAV of the Focused Large-Cap Value Portfolio’s shares outstanding immediately prior to the Reorganization. Upon receipt by the Focused Large-Cap Value Portfolio of the shares of the Value Fund, the Focused Large-Cap Value Portfolio will distribute the shares to its shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix B), the Focused Large-Cap Value Portfolio will be terminated as a series of the Corporation under applicable state law.

The distribution of Value Fund shares to the Focused Large-Cap Value Portfolio shareholders will be accomplished by opening new accounts on the books of the Value Fund in the names of the Focused Large-Cap Value Portfolio shareholders and transferring to those shareholder accounts the shares of the Value Fund. Such newly-opened accounts on the books of the Value Fund will represent the respective pro rata number of shares of the same class of the Value Fund that the Focused Large-Cap Value Portfolio receives under the terms of the Reorganization Agreement. See “Terms of the Reorganization Agreement” below.

Accordingly, as a result of the Reorganization, the Focused Large-Cap Value Portfolio shareholders will own the same class of shares of the Value Fund having an aggregate NAV immediately after the Closing Date equal to the aggregate NAV of that shareholder’s Focused Large-Cap Value Portfolio shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s NAV. However, as a result of the Reorganization, a shareholder of the Focused Large-Cap Value Portfolio or the Value Fund will hold a reduced percentage of ownership in the larger Combined Fund than the shareholder did in the applicable Fund.

No sales charge or fee of any kind will be assessed to the Focused Large-Cap Value Portfolio shareholders in connection with their receipt of shares of the Value Fund in the Reorganization, although shareholders who receive Class B and Class C shares in the Reorganization (and Class A shares subject to the CDSC for purchases of $1,000,000 or more) will continue to be subject to a contingent deferred sales change (“CDSC”) if they sell such shares after the Reorganization but before the applicable holding period expires. The holding period with respect to any CDSC applicable to shares of the Value Fund acquired in the Reorganization will be measured from the earlier of the time (i) the shares were purchased from the Focused Large-Cap Value Portfolio or (ii) shares were purchased from any other funds distributed by the Distributor and subsequently were exchanged for shares of the Focused Large-Cap Value Portfolio. Redemptions made after the Reorganization may be subject to CDSCs, as described in the Value Fund Prospectus.

Terms of the Reorganization Agreement

Pursuant to the Reorganization Agreement, the Value Fund will acquire the assets of the Focused Large-Cap Value Portfolio on the Closing Date in consideration for the assumption of the Focused Large-Cap Value Portfolio’s liabilities and shares of the Value Fund.

On the Closing Date, the Focused Large-Cap Value Portfolio will transfer to the Value Fund its assets in exchange solely for Class A, Class B and Class C shares of the Value Fund that are equal in value to the value of the net assets of the Focused Large-Cap Value Portfolio transferred to the Value Fund as of the Closing Date, as determined in accordance with the Value Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the Value Fund of the liabilities of the Focused Large-

Cap Value Portfolio. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Focused Large-Cap Value Portfolio will distribute on or before the Closing Date all of its undistributed net investment income and net capital gains as of such date.

The Focused Large-Cap Value Portfolio expects to distribute the shares of the Value Fund to the shareholders of the Focused Large-Cap Value Portfolio promptly after the Closing Date. Upon distribution of such shares, all outstanding shares of the Focused Large-Cap Value Portfolio will be redeemed in accordance with Maryland law and the charter of the Corporation. Thereafter, the Focused Large-Cap Value Portfolio will be terminated as a series of the Corporation under Maryland law.

The Focused Large-Cap Value Portfolio and the Value Fund have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the Focused Large-Cap Value Portfolio’s shareholders;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•

the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•

the effectiveness under applicable law of the registration statement of the Trust of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the Focused Large-Cap Value Portfolio to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax-free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Focused Large-Cap Value Portfolio.

The Board of Directors unanimously recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Focused Large-Cap Value Portfolio (as described more fully in “Reasons for the Reorganization” below) and that the interests of existing shareholders of the Focused Large-Cap Value Portfolio will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the Board of Directors with regard to the Reorganization include, but are not limited to, the following:

•

The investment objectives of the Focused Large-Cap Value Portfolio and the Value Fund are identical and certain investment strategies and techniques are compatible and similar; however, certain investment strategies and techniques are different. See “Summary—Investment Objectives and Principal Investment Strategies.”

Through the Reorganization, shareholders of the Focused Large-Cap Value Portfolio will be invested in a Combined Fund with an identical investment objective and compatible investment strategies and techniques; however, shareholders of the Focused Large-Cap Value Portfolio will be invested in a fund that does not use a focused strategy and does not have an investment policy to invest at least 80% of nets assets in securities of large-cap companies. The Value Fund does, however, generally invest a significant portion of its net assets in securities of large-cap companies. As part of its significant, but non-principal investment strategies, the Focused Large-Cap Value Portfolio may invest in mid-cap companies but does not invest in small-cap companies as part of its principal or non-principal investment strategy. In addition, the Value Fund may also invest in foreign securities; however, investing in foreign securities is not a principal or other significant investment of the Focused Large-Cap Value Portfolio. Because of their identical investment objectives, value oriented philosophies and other similar investment strategies and techniques, the Focused Large-Cap Value Portfolio and the Value Fund are each subject to the same principal and non-principal investment risks associated with an investment in the relevant Fund; however, small and mid-market capitalization risk is a principal risk of the Value Fund and a non-principal risk of the Focused Large-Cap Value Portfolio. In addition, shareholders of the Focused Large-Cap Value Portfolio will no longer benefit from the potential return of, or be subject to the risks associated with, an investment in a Fund that uses a focused strategy.

•	The possibility that the Combined Fund may achieve certain operating efficiencies from its larger net asset size.

The larger net asset size of the Combined Fund may permit the Combined Fund to achieve certain economies of scale as certain costs can be spread over a larger asset base, and the larger Combined Fund may achieve greater portfolio diversity and potentially lower portfolio transaction costs. This potential benefit will largely depend on the growth of the Combined Fund and may not be achieved solely as a result of the Reorganization.

•

The reduction in the Value Fund’s current advisory fee, effective upon the closing date of the Reorganization, and the expectation that the Combined Fund will have (i) projected gross operating expenses below those of the Focused Large-Cap Value Portfolio prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements, and (ii) projected net operating expenses below those of the Focused Large-Cap Value Portfolio prior to the Reorganization, after taking into account contractual fee waivers and expense reimbursement arrangements.

Shareholders of each class of the Focused Large-Cap Value Portfolio are expected to experience lower gross operating expenses in the Combined Fund than they had in the Focused Large-Cap Value Portfolio prior to the Reorganization, before taking into account any contractual or voluntary fee waivers or expense reimbursement arrangements. Shareholders of each class of the Focused Large-Cap Value Portfolio are expected to experience lower net operating expenses in the Combined Fund than they had in the Focused Large-Cap Value Portfolio prior to the Reorganization, after taking into account each Fund’s contractual fee waivers or expense reimbursement arrangements. See “Summary—Fees and Expenses.” In addition, the existing contractual expense caps under the Expense Limitation Agreement for the Value Fund are lower than those of the Focused Large-Cap Value Portfolio. While each Fund’s contractual waivers and expense reimbursements are contractually required by agreement with the relevant Board, there is no guarantee that these waivers/reimbursements will not be terminated by such Board at some point in the future. The Directors further noted that in connection with the Reorganization, the Trustees of the Trust approved a reduction in the Value Fund’s current advisory fee effective upon the closing date of the Reorganization, which will have the effect of reducing the gross operating expenses of the Combined Fund and which may have the effect of reducing net operating expenses of the Combined Fund.

•	The relative performance histories of each Fund and the fact that the Value Fund has generally had better performance history compared with the Focused Large-Cap Value Portfolio.

While not predictive of future results, the Board of Directors reviewed the relative performance of each Fund over different time periods compared with each other and to the relative benchmarks applicable to each Fund. The Value Fund will be the accounting survivor of the Reorganization. The Combined Fund will also maintain the performance history of the Value Fund at the closing of the Reorganization.

•

The fact that there will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization contemplates a tax-free transfer of the assets of the Focused Large-Cap Value Portfolio in exchange for the assumption of the Focused Large-Cap Value Portfolio’s liabilities and shares of the Value Fund. Shareholders will receive Value Fund shares equivalent to the aggregate net asset value of their Focused Large-Cap Value Portfolio shares and will pay no federal income tax on the transaction.

•

The costs associated with the Reorganization will be borne solely by SAAMCo or its affiliates and will not be borne by shareholders (except that shareholders will pay any brokerage or trading expenses of securities sold prior to and immediately following the Reorganization).

Shareholders will not bear the costs associated with the Reorganization, including proxy solicitation expenses. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by SAAMCo or its affiliates. Shareholders will not have to pay any sales charge on the Value Fund shares received in the Reorganization. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their Focused Large-Cap Value Portfolio shares will carry over to the Value Fund shares they receive in the Reorganization. The Reorganization is expected to cause portfolio turnover and transaction expenses from the sale of securities immediately following the closing of the Reorganization, which will be incurred by the Focused Large-Cap Value Portfolio and the Combined Fund, respectively, and borne by each Fund’s shareholders; however, these costs are not expected to have a material impact on the Funds.

For these and other reasons, the Board of Directors unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interests of the Focused Large-Cap Value Portfolio and the interests of the Focused Large-Cap Value Portfolio’s existing shareholders will not be diluted as a result of the Reorganization. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the factors taken as a whole, though individual Directors may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the Focused Large-Cap Value Portfolio as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to the closing of the Reorganization that the Corporation, on behalf of the Focused Large-Cap Value Portfolio, and the Trust, on behalf of the Value Fund, receive an opinion from Willkie Farr & Gallagher LLP, counsel to each Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the Focused Large-Cap Value Portfolio and the Value Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As a “reorganization” within the meaning of Section 368(b) of the Code, the U.S. federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the Focused Large-Cap Value Portfolio or by the Value Fund upon the transfer of substantially all of the assets of the Focused Large-Cap Value Portfolio to the Value Fund solely in exchange for the shares of the Value Fund and the assumption by the Value Fund of certain liabilities of the Focused Large-Cap Value Portfolio, or upon the distribution of the shares of the Value Fund by the Focused Large-Cap Value Portfolio to its shareholders in the subsequent liquidation of the Focused Large-Cap Value Portfolio.

•

No gain or loss will be recognized by a shareholder of the Focused Large-Cap Value Portfolio who exchanges all of his, her or its shares of the Focused Large-Cap Value Portfolio solely for the shares of the Value Fund pursuant to the Reorganization.

•

The tax basis of the shares of the Value Fund received by a shareholder of the Focused Large-Cap Value Portfolio pursuant to the Reorganization (including any fractional share) will be the same as the tax basis of the shares of the Focused Large-Cap Value Portfolio surrendered in exchange therefor.

•

The holding period of the shares of the Value Fund received by a shareholder of the Focused Large-Cap Value Portfolio pursuant to the Reorganization (including any fractional share) will include the holding period of the shares of the Focused Large-Cap Value Portfolio surrendered in exchange therefor.

•

The Value Fund’s tax basis in assets of the Focused Large-Cap Value Portfolio received by the Value Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the Focused Large-Cap Value Portfolio immediately prior to the Reorganization, and the Value Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by the Focused Large-Cap Value Portfolio.

The opinion of Willkie Farr & Gallagher LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie Farr & Gallagher LLP will also rely upon certain representations of the management of the Value Fund and the Focused Large-Cap Value Portfolio and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. The opinion will not express an opinion as to the tax effects of the Focused-Large-Cap Value Portfolio, the Value Fund or the respective shareholders of each from the marking to market of certain categories of assets as of the closing of the taxable year of the Focused Large-Cap Value Portfolio. An opinion of counsel is not binding on the IRS or any court.

The Value Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Focused Large-Cap Value Portfolio and its shareholders.

Prior to the Closing Date, the Focused Large-Cap Value Portfolio will declare a distribution to its shareholders, if any, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

While the portfolio manager of the Value Fund does not anticipate requesting the disposition of a portion of the Focused Large-Cap Value Portfolio’s portfolio holdings before the closing of the Reorganization, he does anticipate disposing of a portion of the Focused Large-Cap Value Portfolio’s portfolio holdings following the closing of the Reorganization. The tax impact of any such sales will depend on the difference between the price at which such portfolio securities are sold and the Focused Large-Cap Value Portfolio’s basis in such securities. Any capital gains recognized in these sales on a net basis prior to the closing of the Reorganization will be distributed, if required, to the shareholders of the Focused Large-Cap Value Portfolio, as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders. Any capital gains recognized in these sales on a net basis following the closing of the Reorganization will be distributed, if required, to the Combined Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The Value Fund will succeed to the capital loss carryforwards, if any, of the Focused Large-Cap Value Portfolio. As a result of the Reorganization, the Value Fund is expected to undergo an “ownership change” for tax purposes, and its capital loss carryforwards and certain built-in losses, if any, will be subject to the loss limitation rules of the Code. The Code limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual loss limitation amount (generally, the product of the net asset value of the entity undergoing the ownership change and a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to an overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Focused Large-Cap Value Portfolio’s capital loss carryforwards, if any, should not be limited by reason of the Reorganization.

In addition, for five years beginning after the Closing Date of the Reorganization, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards and certain built-in losses attributable to another Fund. The Value Fund had a capital loss carryforward as of its last fiscal year end September 30, 2008, of $0. The Focused Large-Cap Value Portfolio had a capital loss carryforward as of its last fiscal year end October 31, 2008, of $28,164,597.

Shareholders of the Focused Large-Cap Value Portfolio may redeem their shares or exchange their shares for shares of certain other funds distributed by the Distributor at any time prior to the closing of the Reorganization. Redemptions and exchanges of shares generally are taxable transactions, unless the shareholder’s account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

SAAMCo or its affiliates will pay the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs other than any transaction costs relating to the sale of the Focused Large-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization as described in the Reorganization Agreement.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board, including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; proxy solicitation expenses; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. The total expenses incurred in connection with the Reorganization are estimated to be approximately $135,650. Neither of the Funds will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the Value Fund will establish an account for Focused Large-Cap Value Portfolio shareholders containing the appropriate number of shares of the Value Fund. Shareholders of the Focused Large-Cap Value Portfolio who are accumulating Focused Large-Cap Value Portfolio shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to Focused Large-Cap Value Portfolio shares will retain the same rights and privileges after the Reorganization in connection with the shares of the Value Fund received in the Reorganization through similar plans maintained by the Value Fund.

It will not be necessary for shareholders of the Focused Large-Cap Value Portfolio to whom certificates have been issued to surrender their certificates. Upon the termination of the Focused Large-Cap Value Portfolio, such certificates will become null and void. Generally, no certificates for the Value Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the Value Fund will be passed on by Willkie Farr & Gallagher LLP, counsel to the Trust and the Corporation, Bingham McCutchen LLP, special counsel to the Trust and Venable LLP, special counsel to the Corporation.

OTHER INFORMATION

Capitalization

The following table sets forth as of March 31, 2009: (i) the unaudited capitalization of the Focused Large-Cap Value Portfolio; (ii) the unaudited capitalization of the Value Fund; and (iii) the unaudited pro forma combined capitalization of the Combined Fund assuming the Reorganization has been approved. The capitalizations are likely to be different when the Reorganization is scheduled to be completed as a result of daily share purchase and redemption activity.

Fund	Net Assets	Net Asset Value Per Share	Shares Outstanding
Focused Large-Cap Value Portfolio
Class A	$43,811,074	$6.37	6,877,579
Class B	6,667,136	5.92	1,126,774
Class C	16,048,854	5.94	2,701,825

Total	$66,527,064		10,706,178

Value Fund
Class A	$42,776,016	$8.34	5,127,978
Class B	11,543,658	7.84	1,472,755
Class C	8,284,899	7.84	1,057,373
Class I*	14,080	8.32	1,692
Class Z*	17,004,258	8.75	1,942,413

Total	$79,622,911		9,602,211

Pro Forma Combined Fund
Class A	$86,586,785	$8.34	10,381,068
Class B	18,210,748	7.84	2,323,149
Class C	24,333,641	7.84	3,104,406
Class I*	14,080	8.32	1,692
Class Z*	17,004,258	8.75	1,942,413

Total	$146,149,512		17,752,728

*	Class I and Class Z shares of the Value Fund are not being issued in connection with the Reorganization.

Shareholder Information

As of June 30, 2009, there were 10,250,828 shares of the Focused Large-Cap Value Portfolio outstanding. As of such date, the Directors and officers of the Corporation as a group owned less than 1% of the shares of the Focused Large-Cap Value Portfolio. As of June 30, 2009, no person was known by the Focused Large-Cap Value Portfolio to own beneficially or of record 5% or more of any class of shares of the Focused Large-Cap Value Portfolio except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
SUNAMERICA FOCUSED MULTI-ASSET STRATEGY FUND	A	42.48%	28.56%	13.05%
2929 ALLEN PKWY # A8-10
HOUSTON TX 77019-2118
SUNAMERICA FOCUSED EQUITY STRATEGY	A	20.98%	14.11%	6.45%
2929 ALLEN PKWY # A8-10
HOUSTON TX 77019-2118
MERRILL LYNCH, PIERCE, FENNER &	C	11.33%	2.64%	1.21%
SMITH, INC. FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484
CITIGROUP GLOBAL MARKET INC	C	8.21%	1.91%	0.87%
ATTN PETER BOOTH 7TH FL
333 W 34TH ST
NEW YORK NY 10001-2402

As of June 30, 2009, there were 9,286,332 shares of the Value Fund outstanding. As of such date, the Trustees and officers of the Trust as a group owned less than 1% of the shares of the Value Fund. As of June 30, 2009, no person was known by the Value Fund to own beneficially or of record 5% or more of any class of shares of the Value Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of Fund	% of Combined Fund Post-Closing
MERRILL LYNCH, PIERCE, FENNER &	C	12.78%	1.31%	0.71%
SMITH, INC. FOR THE SOLE BENEFIT
OF ITS CUSTOMERS
4800 DEER LAKE DRIVE EAST 2ND FLOOR
JACKSONVILLE FL 32246-6484
CITIGROUP GLOBAL MARKET INC	C	5.30%	0.54%	0.29%
HOUSE ACCT 00109801250
ATTN PETER BOOTH 7TH FL
333 W 34TH ST
NEW YORK NY 10001-2402
AIG RETIREMENT SERVICES COMPANY	I	99.81%	0.02%	0.01%
FBO AIGFSB CUSTODIAN TRUSTEE FBO
KEN-CREST SERVICES 403B
2929 ALLEN PKWY # A6-20
HOUSTON TX 77019-2155
VANGUARD FIDUCIARY TRUST CO	Z	100.00%	22.02%	11.96%
SUNAMERICA MUTUAL FUNDS
PO BOX 2600
VALLEY FORGE PA 19482-2600

Shareholder Rights and Obligations

The Focused Large-Cap Value Portfolio is a series of the Corporation, an open-end management investment company organized as a corporation under the laws of the State of Maryland on July 3, 1996.

The total number of shares of common stock authorized under the Corporation’s Articles of Incorporation is three billion (3,000,000,000) shares of common stock (par value $0.0001 per share), amounting in aggregate par value to three hundred thousand dollars ($300,000). The Focused Large-Cap Value Portfolio consists of 25,000,000 shares and is divided into four classes of shares, designated as Class A, Class B, Class C and Class Z (Class Z shares are not presently offered by the Fund).

The Value Fund is a series of the Trust, an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on June 18, 1996. The number of shares of beneficial interest authorized under the Trust’s Declaration of Trust is unlimited. The Value Fund is divided into five classes of shares, designated as Class A, Class B, Class C, Class I and Class Z, and, following the Reorganization, the Combined Fund will continue to offer those five classes of shares. The shares of the Value Fund to be distributed to shareholders of the Focused Large-Cap Value Portfolio will generally have the same legal characteristics as the shares of the Focused Large-Cap Value Portfolio with respect to such matters as voting rights, accessibility, and transferability. Each of the Focused Large-Cap Value Portfolio and the Value Fund will continue indefinitely until terminated.

With respect to each Fund, shares of the same class within such Fund have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each Fund and class of shares within such Fund bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Board of Trustees has determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote) or (ii) otherwise required by applicable law, on any matter submitted to a vote of shareholders of the Value Fund, all shares entitled to vote are voted in the aggregate and not by class. The shares of the Focused Large-Cap Value Portfolio have identical voting rights.

There are no preemptive rights in connection with shares of either the Focused Large-Cap Value Portfolio or the Value Fund. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the Value Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Comparison of Maryland Corporations and Massachusetts Trusts

In General

A fund organized as a series of a Massachusetts business trust, such as the Value Fund, is governed by the trust’s declaration of trust or similar instrument; for the Value Fund it is the Trust’s Declaration of Trust (“Trust’s Declaration”). Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides so much flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, provide.

A fund organized as a series of a Maryland corporation, such as the Focused Large-Cap Value Portfolio, on the other hand, is governed both by the Maryland General Corporation Law (the “MGCL”) and the Corporation’s charter (“Corporation’s Charter”) and bylaws (“Corporation’s Bylaws”). For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand, are not afforded the limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, a fund’s declaration of trust typically provides that a shareholder will not be liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Trust’s Declaration contains such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded the protection from personal liability for the obligations of the trust by form of organization. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations. Courts in Massachusetts have, however, recognized limitations of a trustee’s liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Trust’s Declaration contains such provisions.

As a result of the Reorganization, the Focused Large-Cap Value Portfolio shareholders will become shareholders of a Massachusetts trust.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL, the Corporation’s Charter and the Corporation’s Bylaws are summarized below.

Stockholder Voting

Under the MGCL, a Maryland corporation generally cannot liquidate, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of stockholders. Depending on the circumstances and the charter of the corporation, there are various exceptions to these vote requirements. The Corporation’s Charter provides that notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares, such action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote thereon, except as otherwise provided in the Corporation’s Charter. Stockholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s Charter contains such a provision.

Election and Removal of Directors

Stockholders of a Maryland corporation generally are entitled to elect and remove directors. Maryland law does not require a corporation registered as an open-end investment company to hold annual meetings in any year that the election of directors is not required under the 1940 Act. The Corporation’s Bylaws do not require an annual meeting in any year where the election of directors is not required under the 1940 Act. A plurality of all the votes cast at a duly called stockholder meeting (with a quorum present) shall be sufficient to elect a director.

Amendments to the Charter

Under the MGCL, stockholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the stockholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. A change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of an open-end fund is also authorized to supplement the charter to increase the number of authorized shares or the number of shares in any class or series, unless prohibited by the charter.

Issuance and Redemption of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. A Maryland corporation registered as an open-end investment company may involuntarily redeem a stockholder’s shares under certain circumstances, unless prohibited by the charter, if the aggregate net asset value of the shares to be redeemed is $500 or less. The Corporation’s Charter has authorized the Board of Directors, without the need for assent or vote of the stockholders, to issue shares of stock of any class of the Corporation. The Corporation’s Charter permits the Board of Directors to authorize, to the extent and in the manner permitted by the 1940 act and the MGCL, the Corporation to redeem involuntarily from any stockholder upon the sending of written, telegraphic, or electronic notice of redemption to each stockholder whose shares are so redeemed and upon such terms and conditions as the Board of Directors shall deem advisable.

Share Classes

The 1940 Act provides that an investment company may have multiple classes, and provides rules for the equitable treatment of holders of each class, including for the separate voting rights of classes, and for the differential fees that may be charged to different classes. The Corporation’s Charter provides for the creation of multiple classes.

Stockholder, Director and Officer Liability

Under Maryland law, stockholders of a corporation generally are not personally liable for debts or obligations of a corporation. With respect to directors, the MGCL provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder. The Corporation’s Charter provides that, to the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages. In addition, the Corporation is required to provide for indemnification and advance expenses to its directors and officers. However, these provisions do not apply to protect any director or officer for any liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office.

Massachusetts Fund

The Value Fund is governed by the Trust’s Declaration.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Trust’s Declaration provides that shareholders have the power to vote (a) for the election of the Trustees, (b) the removal of the Trustees, (c) with respect to any investment advisory, management or other contract, (d) with respect to termination of the Trust, (e) with respect to certain amendments of the Trust’s Declaration, (f) with respect to the merger, consolidation or sale of assets of the Trust, (g) with respect to incorporation of the Trust, (h) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, provided that shareholders of a series are not entitled to vote with respect to a matter which does not affect that series, and (i) with respect to such additional matters relating to the Trust as may be required by law, the Trust’s Declaration, the Trust’s by-laws or any registration statement of the Trust filed with any federal or state regulatory authority, or as and when the Trustees may consider necessary or desirable.

Election and Removal of Trustees

The Trust’s Declaration provides that the Trustees determine the size of the Board of Trustees. It also provides that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election by the shareholders is required under the 1940 Act. Any Trustee may be removed with cause, by action of two-thirds of the remaining Trustees or by the action of shareholders of record of not less than two-thirds of the shares outstanding, provided in no event shall the number of Trustees after removal be less than three.

Issuance and Repurchase of Shares

Under the Trust’s Declaration, the Trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the Trustees may deem best. Shareholders are not entitled to any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine. Notwithstanding the foregoing, any shareholder shall be entitled to rights of appraisal of its shares with respect to any merger, consolidation, sale or exchange of the Trust’s assets.

Series and Classes

The 1940 Act provides that an investment company may have multiple series and classes, and provides rules for the fair and equitable treatment of holders of each series and class, including for the separate voting rights of series and classes, and for the differential fees that may be charged to different series and classes. Under the Trust’s Declaration, the Board of Trustees has the authority to issue separate series and classes of shares that represent interests in the assets of the Trust or a series of the Trust, as applicable. A series and class shall have exclusive voting rights with respect to matters affecting such series and class, respectively. The Board of Trustees may classify and reclassify the shares of the Trust into additional series and classes of shares at a future date. Upon liquidation of a series, shareholders of that series are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of that series held by them and recorded on the books of the Trust.

Shareholder, Trustee and Officer Liability

The Trust’s Declaration provides that the Trust shareholders have no personal liability for the obligations of the Trust and requires the Trust to indemnify and hold each shareholder harmless from and against all claims and liabilities to which such shareholder may become subject by reason of his being or having been a shareholder, and shall reimburse such shareholder for all legal or other expenses reasonably incurred by him arising from any such claim or liability. Similarly, the Trust’s Declaration provides that Trustees, officers, employees and have no personal liability for the obligations of the Trust. The Trust’s Declaration further provides that no Trustee, Officer, employee or agent shall be liable to the Trust or its shareholders for any action or failure to act, except for his bad faith, willful misfeasance, gross negligence or reckless disregard of his duties. The Trust’s Declaration also provides that each

Trustee, officer and employee of the Trust will, in the performance of his duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of its officers or employees or by any investment adviser, distributor, transfer agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

The foregoing is only a summary of certain rights of shareholders under the organization documents governing each Fund and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Shareholder Proposals

Each of the Focused Large-Cap Value Portfolio and the Value Fund does not hold regular annual meetings of shareholders in any year in which the 1940 Act does not require shareholders to act upon any of the following matters: (i) election of Directors or Trustees; (ii) approval of a management agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent accountants. Neither the Focused Large-Cap Value Portfolio (in the event the Reorganization is not completed), nor the Value Fund intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Shareholders who would like to submit proposals for consideration at future shareholder meetings should send written proposals to Gregory N. Bressler, Secretary, Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund within a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitations of proxies are being made on behalf of the Focused Large-Cap Value Portfolio and the Board of Directors primarily by the mailing of the Notice and this Combined Prospectus/Proxy Statement with its enclosures on or about August [26], 2009. Focused Large-Cap Value Portfolio shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Focused Large-Cap Value Portfolio and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The Focused Large-Cap Value Portfolio has retained Computershare, Inc. (“Computershare”), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. Focused Large-Cap Value Portfolio shareholders may receive a telephone call from Computershare asking them to vote. The proxy solicitation expenses in connection with the Reorganization are estimated to be approximately $25,546, all of which will be borne by SAAMCo or its affiliates.

Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the Focused Large-Cap Value Portfolio. Representatives of SAAMCo and its affiliates and other representatives of the Focused Large-Cap Value Portfolio may also solicit proxies. Questions about the proposal should be directed to SAAMCo by telephone at (800) 858-8850 or by mail at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311.

VOTING INFORMATION AND REQUIREMENTS

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of the Focused Large-Cap Value Portfolio into the Value Fund and the solicitation of proxies by and on behalf of the Board of Directors for use at the Special Meeting. The Special Meeting will be held on Friday, October 16, 2009 at 9:00 a.m., Eastern time, at the offices of SAAMCo, located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, or at such later time as is made necessary by adjournment or postponement.

As of July 31, 2009, the Focused Large-Cap Value Portfolio had the following number of shares outstanding:

Share Class	Number of Shares
Class A	[ ]
Class B	[ ]
Class C	[ ]
Total	[ ]

Only shareholders of record on July 31, 2009 will be entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Shareholder Approval

Approval by the Focused Large-Cap Value Portfolio of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding voting securities of the Focused Large-Cap Value Portfolio, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Focused Large-Cap Value Portfolio present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Focused Large-Cap Value Portfolio, voting together as a single class. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The Board of Directors has fixed the close of business on July 31, 2009 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy card or by submitting a Proxy by telephone or over the internet), the shares of the Focused Large-Cap Value Portfolio represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter, which may properly come before the Special Meeting, or any adjournments or postponements thereof. Under Maryland law, other than procedural matters relating to the proposal to approve the Reorganization, no matter may be considered at the Special Meeting other than the matter set forth in the Notice of Special Meeting of Shareholders.

A majority of the outstanding shares of the Focused Large-Cap Value Portfolio entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The chairman of the meeting or the persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the Focused Large-Cap Value Portfolio without further notice to permit further solicitation of Proxies. If a shareholder vote is called and a quorum is present, any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Focused Large-Cap Value Portfolio present in person or by proxy and entitled to vote at the session of the Special Meeting to be adjourned or postponed; if a quorum is not present, any such adjournment will require the affirmative vote of the holders of a majority of votes cast. Those proxies that are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies that are instructed to vote against the Reorganization, will vote against any such adjournment, as applicable.

All properly executed Proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. For purposes of determining the presence of a quorum for transacting business at the Special Meeting and determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions will be treated as shares that are present at the Special Meeting and entitled to vote on the matter, but that have not been voted. Unless instructions to the contrary are marked, properly executed Proxies will be voted “For” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) will be counted as present for purposes of a quorum but would have the same effect as votes “Against” the Reorganization.

The Focused Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio, each a series of the Corporation (each, a “Focused Strategy Portfolio” and collectively, the “Focused Strategy Portfolios”), are each fund-of-funds advised by SAAMCo that own shares of the Focused Large-Cap Value Portfolio as of the record date in the amounts set out in the table below. Each Focused Strategy Portfolio will vote any Focused Large-Cap Value Portfolio shares that it owns in the same proportion as the votes cast by other shareholders of the Focused Large-Cap Value Portfolio (not including the other Focused Strategy Portfolios).

Portfolio	Amount of Focused Large-Cap Value Portfolio Shares Owned	Percentage of Focused Large-Cap Value Portfolio Shares Owned
Focused Equity Strategy Portfolio	[ ]	[ ]
Focused Multi-Asset Strategy Portfolio	[ ]	[ ]

Manner of Voting

Focused Large-Cap Value Portfolio shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed Proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed Proxy card. Any shareholder who has given a Proxy, whether in written form, by telephone or over the internet, may revoke it at any time prior to its exercise by submitting a subsequent written, telephonic or electronic vote, by giving written notice of revocation to the Secretary of the Corporation, or by voting in person at the Special Meeting.

Voting by Mail. To vote by mail, you should date and sign the Proxy card included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

Voting by Telephone. There are two convenient methods to vote by telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy card. Prior to calling, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy card. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy card for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in this Combined Prospectus/Proxy Statement, and the representative will not make recommendations on how to vote on the proposal.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call (888) 916-1722 toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

Internet Voting. To vote over the internet, please log on to the website listed on your Proxy card and click on the proxy voting button. Prior to logging on, you should read this Combined Prospectus/Proxy Statement and have your Proxy card at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy card, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

Additional Information. Shareholders voting their Proxies by telephone or over the internet need not return their Proxy card by mail.

A person submitting votes by telephone or over the internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the internet to submit voting instructions, the shareholder is authorizing Computershare, a proxy solicitation firm, and its agents, to execute a Proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

The Focused Large-Cap Value Portfolio believes that the procedures for authorizing the execution of a Proxy by telephone or over the internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

You are requested to fill in, sign and return the enclosed Proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the Special Meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

August [26], 2009

Appendix A

Fundamental Investment Restrictions

SunAmerica Value Fund

The Value Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Fund for this purpose means the lesser of: (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to the Fund on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental restrictions, the Value Fund may not:

1.	Borrow money, except that: (i) the Fund may borrow in amounts up to 33 1/3% of its total assets for temporary or emergency purposes; (ii) the Fund may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets); and (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit the Fund’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

2.	Invest more than 25% of each Fund’s assets in the securities of issuers engaged in the same industry.

3.	i) Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Fund may hold or sell real estate acquired as a result of the ownership of securities.

ii) Purchase or sell commodities or commodity contracts, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. A Fund may engage in transactions in put and call options on securities, indices, futures contracts on securities and indices, put and call options on such futures contracts, and may purchase hybrid instruments.

4.	Act as underwriter, except to the extent that in connection with the disposition of portfolio securities, the Funds may be deemed to be underwriters under certain Federal securities laws.

5.	Make loans, except through: (i) repurchase agreements; (ii) loans of portfolio securities; (iii) the purchase of portfolio securities consistent with a Fund’s investment objectives and policies, as described in the Prospectus; and (iv) as otherwise permitted by exemptive order of the SEC.

6.	Issue senior securities as defined in the 1940 Act, except that each Fund may enter into repurchase agreements, lend its portfolio securities and borrow money, as described in restriction (3).

Focused Large-Cap Value Portfolio

The Corporation has adopted for the Focused Large-Cap Value Portfolio certain investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities. A “majority of the outstanding voting securities” of the Focused Large-Cap Value Portfolio for this purpose means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply to the Focused Large-Cap Value Portfolio on an individual basis, and apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions.

Under the following fundamental investment restrictions, the Focused Large-Cap Value Portfolio may not:

1. Invest more than 25% of the Portfolio’s total assets in the securities of issuers in the same industry. Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

2. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, that deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

3. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Prospectus and SAI, as they may be amended from time to time, and without registering as a commodity pool operator under the CEA. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

4. Make loans to others except for: (a) the purchase of debt securities; (b) entering into repurchase agreements; (c) the lending of its portfolio securities; and (d) as otherwise permitted by exemptive order of the SEC.

5. Borrow money, except that: (i) each Portfolio may borrow in amounts up to 331/3% of its total assets for temporary or emergency purposes, (ii) each Portfolio may borrow for investment purposes to the maximum extent permissible under the 1940 Act (i.e., presently 50% of net assets), and (iii) a Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. This policy shall not prohibit a Portfolio’s engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

6. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money, as described above, and engage in similar investment strategies described in the Prospectus and SAI, as they may be amended from time to time.

7. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

Appendix B

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [    ], 2009, by and between SunAmerica Equity Funds, a Massachusetts business trust (the “Acquiring Company”), on behalf of the SunAmerica Value Fund (the “Acquiring Fund”), and SunAmerica Focused Series, Inc., a Maryland corporation (the “Target Company”), on behalf of the Focused Large-Cap Value Portfolio (the “Target Fund,” and together with the Acquiring Fund, the “Funds”). The Acquiring Fund is designated as a legally separate series of the Acquiring Company and the Target Fund is designated as a legally separate series of the Target Company.

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Target Fund in exchange for Class A, Class B and Class C shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of the Assumed Liabilities (as defined in paragraph 1.3) of the Target Fund; (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the complete liquidation of the Target Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each of the Acquiring Company and Target Company is an open-end, registered management investment company within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, each of the Acquiring Fund and the Target Fund is treated properly as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the Acquiring Company, on behalf of the Acquiring Fund, is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Company has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Directors of the Target Company has determined that the Reorganization is in the best interests of the Target Fund, the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization and the Reorganization is advisable and directed that the Reorganization be submitted for consideration at a special meeting of the Target Fund Shareholders (as defined in paragraph 1.5);

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING

FUND SHARES AND THE ASSUMPTION OF THE TARGET FUND’S LIABILITIES AND

LIQUIDATION OF THE TARGET FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Target Company, on behalf of the Target Fund, agrees to convey, transfer and deliver the assets of the Target Fund described in paragraph 1.2 to the Acquiring Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the Acquiring Company, on behalf of the Acquiring Fund, agrees: (a) to deliver to the Target Fund the number of full and fractional shares of each corresponding class of the Acquiring Fund, determined by dividing: (i) the aggregate value of the Target Fund’s assets, net of liabilities of the Target Fund, attributable to each share class of the Target Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one Acquiring Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the liabilities of the Target Fund as described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the Acquiring Fund correspond to the classes of shares of the Target Fund as follows: Class A shares of the Acquiring Fund correspond to Class A shares of the Target Fund; Class B shares of the Acquiring Fund correspond to Class B shares of the Target Fund; and Class C shares of the Acquiring Fund correspond to Class C shares of the Target Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the Target Fund, any deferred or prepaid expenses shown as an asset on the books of the Target Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the Target Fund’s rights under this Agreement (the “Assets”).

The Target Fund will, within 7 days prior to the Closing Date, furnish the Acquiring Fund with a list of the Target Fund’s portfolio securities and other investments.

1.3 LIABILITIES TO BE ASSUMED. The Target Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The Acquiring Fund shall assume all liabilities of, allocated or attributable to, the Target Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured except for all expenses that are solely and directly related to the Reorganization (determined in accordance with the guidelines set for in Rev. Rul. 73-54, 1973-1 C.B. 187) borne by each Fund’s investment adviser (the “Adviser”) pursuant to Article IX (the “Assumed Liabilities”).

1.4 STATE FILINGS. Prior to the Closing Date, the Acquiring Company, on behalf of the Acquiring Fund, shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date. Prior to the Closing Date, the Target Company, on behalf of the Target Fund, shall make any filings with the State of Maryland that are required under the laws of the State of Maryland to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date, the Target Fund will distribute in complete liquidation of the Target Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Target Fund Shareholders”), all of the Acquiring Fund Shares received by the Target Fund. Upon completion of the distribution of all of the Acquiring Fund Shares in accordance with the prior sentence, the Target Fund will thereupon proceed to liquidate and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the Acquiring Company of Acquiring Fund Shares credited to the account of the Target Fund to open accounts on the share records of the Acquiring Fund in the name of the Target Fund Shareholders, and representing the respective pro rata number of each class of Acquiring Fund Shares due Target Fund Shareholders holding the corresponding class of the Target Fund’s shares. All issued and outstanding shares of the Target Fund will, simultaneously with the liquidation, be cancelled on the books of the Target Fund and will be null and void. The Acquiring Company shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Company as of that time shall, as a condition of such transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, or the Target Company on behalf of the Target Fund. The Acquiring Company shall fully cooperate to the extent necessary or desirable for these responsibilities to be discharged.

1.9 TERMINATION. The Target Fund shall be terminated as a series of the Target Company promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the State of Maryland and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records relating to the Target Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the Acquiring Fund, shall be made available to the Acquiring Fund from and after the Closing Date at the Acquiring Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 ACTION BY ACQUIRING COMPANY OR TARGET COMPANY. The Acquiring Company and the Target Company shall take all actions expressed herein as being the obligations of the Acquiring Company or Target Company, as applicable, on behalf of the Acquiring Fund or the Target Fund, respectively.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the Acquiring Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”), after the payment of the dividends pursuant to Section 7.3, using the Acquiring Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the Acquiring Fund Shares shall be the net asset value per share for that class computed at the Valuation Time, using the Acquiring Company’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [                 ], 2009, or such other date and time as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately prior to the commencement of business on the Closing Date. The Closing shall be held at the offices of the Adviser, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The Target Fund shall instruct its custodian, State Street Bank and Trust Company (“SSB&T” or the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the Acquiring Fund, SSB&T, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The Target Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the Target Fund shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the business day immediately preceeding the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Target Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The Target Fund shall instruct its transfer agent, SSB&T, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of each outstanding class of shares of the Target Fund owned by each Target Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Target Fund, or provide evidence reasonably satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the relevant Target Fund’s account on the books of the Acquiring Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the Target Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the Acquiring Fund’s custodian of any of the Assets of the Target Fund for the reason that any of such Assets have not yet been delivered to it by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Target Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE TARGET COMPANY AND THE TARGET FUND. The Target Company, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Target Company is a corporation that is duly organized, validly existing and in good standing under laws of the State of Maryland. The Target Fund is a duly established, separate series of the Target Company. The Target Company is duly authorized to transact business in the State of Maryland and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Company, on behalf of the Target Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

(b) The Target Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Target Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Target Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “N-14 Registration Statement”), as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Target Company and the Target Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Target Company and the Target Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Target Company with respect to itself and the Target Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Target Fund’s prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Target Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Target Company, on behalf of the Target Fund, will not result in the violation of Maryland law or any provision of the Target Company’s articles of incorporation or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Target Company (with respect to the Target Fund) or the Target Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Target Company, on behalf of the Target Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Target Company (with respect to the Target Fund) or the Target Fund is a party or by which it is bound.

(f) The Target Company, on behalf of the Target Fund, has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or that are Assumed Liabilities.

(g) No litigation, claims, actions, suits, proceeding or investigation of or before any court or governmental body is pending or to the Target Company’s knowledge threatened against the Target Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Target Company or the Target Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the Target Fund to carry out the transactions contemplated by this Agreement. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the Target Fund as of October 31, 2008, the most recent fiscal year ended, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of the Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Target Fund for the six months ended April 30, 2009 have been prepared in accordance with GAAP consistently applied by the Target Fund, and such statements (true and complete copies of which have been furnished to the Acquiring Fund) fairly reflect in all material respects the financial condition and the results of operations of Target Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the Target Fund as reflected in the audited financial statements for the fiscal year ended October 31, 2008 and the unaudited financial statements for the six months ended April 30, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Target Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.1(h) above, there has been no material adverse change in the Target Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Target Fund (other than changes occurring in the ordinary course of business), or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the Target Fund due to declines in the value of the Target Fund’s Assets, the discharge of the Target Fund’s liabilities or the redemption of the Target Fund’s shares by a Target Fund’s Shareholders shall not constitute a material adverse change.

(j) Since April 30, 2009 there has not been: (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Target Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the Target Fund granted by or on behalf of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the Target Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the Target Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the Target Fund for borrowed money or any commitment to borrow money by or on behalf of the Target Fund; and (v) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable. Since May 26, 2009, there has not been: any amendment of the Target Company’s organizational documents in a manner materially affecting the Target Fund.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Target Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Target Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Target Company has authorized shares of common stock allocated to the Target Fund consisting of 125,000,000 shares having a par value of $0.0001 per share, of which it is authorized to issue 50,000,000 shares of Class A, and 25,000,000 shares of each of Class B, Class C and Class Z for the Target Fund. All issued and outstanding shares of common stock of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) or an exemption therefrom and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in paragraph 3.4. The Target Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Target Fund shares and has no outstanding securities convertible into any Target Fund shares.

(m) At the Closing Date, the Target Company, on behalf of the Target Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Acquiring Fund has received notice and which have been taken into account in the net asset valuation of the Target Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Maryland state law, the Acquiring Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted in writing by the Acquiring Fund.

(n) Subject to the approval of this Agreement by the Target Fund Shareholders, the Target Company, on behalf of the Target Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. Subject to the approval of this Agreement by the Target Fund Shareholders, the execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Directors of the Target Company. Subject to the approval of this Agreement by the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Target Company and the Target Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the Target Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The Target Fund is a separate series of the Target Company that is treated as a corporation separate from any and all other series of the Target Company under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be such, has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and on or before the Closing Date, will have distributed or will have declared dividends intended to be sufficient to distribute substantially all of (i) the excess of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) that has accrued or been recognized, respectively, through the Closing Date such that for all tax periods ending on or before the Closing Date (and treating the current tax year as ending on the Closing Date) the Target Fund will not have any tax liability under Section 852 or Section 4982.

(q) Except for the N-14 Registration Statement and the approval of this Agreement by the Target Fund Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the Target Fund Shareholders as described in paragraph 4.1(r) is required for the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated by this Agreement.

(r) The Target Fund has called a special meeting of the Target Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [            ], 2009 (or such other date as the parties may agree to in writing).

(s) The approval of the Reorganization requires the affirmative vote of the shareholders of the Target Fund representing a majority of its outstanding voting securities (as defined in the 1940 Act ), voting together as a single class. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Target Fund present or represented by proxy at the meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of the Target Fund, voting together as a single class. Such vote is the only vote of shareholders necessary to approve this Agreement on behalf of the Target Fund.

4.2 REPRESENTATIONS OF THE ACQUIRING COMPANY AND THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Target Fund, as follows:

(a) The Acquiring Company is a business trust duly organized under the laws of the Commonwealth of Massachusetts. The Acquiring Fund is a legally designated, separate series of the Acquiring Company. The Acquiring Company is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Company, on behalf of the Acquiring Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

(b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Company is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the Acquiring Fund.

(c) The N-14 Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Company and the Target Fund furnished to the Acquiring Fund by the Target Company or the Target Fund. From the effective date of the N-14 Registration Statement through the time of the meeting of the Target Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Company with respect to itself and the Acquiring Fund for use in the N-14 Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the N-14 Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The Acquiring Fund’s current prospectus, statement of additional information and shareholder reports, each to the extent included or incorporated by reference in the N-14 Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Company, on behalf of the Acquiring Fund, will not result in the violation of Massachusetts law or any provision of the Acquiring Company’s declaration of trust or by-laws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Company (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company (with respect to the Acquiring Fund) or the Acquiring Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Company’s knowledge threatened against the Acquiring Fund or any of its properties or its assets which, if adversely determined, would materially and adversely affect the Acquiring Company or the Acquiring Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the

Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the Acquiring Fund as of September 30, 2008, the most recent fiscal year ended, have been prepared in accordance with GAAP consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of the Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements. The unaudited financial statements of the Acquiring Fund for the six months ended March 31, 2009 have been prepared in accordance with GAAP consistently applied by the Acquiring Fund, and such statements (true and complete copies of which have been furnished to the Target Fund) fairly reflect in all material respects the financial condition and the results of operations of Acquiring Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no material liabilities of Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required by GAAP to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the Acquiring Fund as reflected in the audited financial statements for the fiscal year ended September 30, 2008 and the unaudited financial statements for the six months ended March 31, 2009, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of Acquiring Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the Acquiring Fund, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Target Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the Acquiring Fund due to declines in the value of Acquiring Fund’s assets, the discharge of the Acquiring Fund’s liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the Acquiring Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Company has authorized shares of beneficial interest allocated to the Acquiring Fund consisting of an unlimited number of shares having a par value of $0.01 per share, of which it is authorized to issue an unlimited number of shares of each of Class A, Class B and Class C for the Acquiring Fund. All issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act or an exemption there from and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund’s shares and has no outstanding securities convertible into any of the Acquiring Fund’s shares.

(k) The Acquiring Company, on behalf of the Acquiring Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the Trustees of the Acquiring Company. This Agreement constitutes a valid and binding obligation of the Acquiring Company and the Acquiring Fund, enforceable in accordance with its terms and no other corporate action or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(l) The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the Acquiring Fund Shares will be duly and validly issued and will be fully paid and nonassessable (recognizing that, under Massachusetts law, shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund).

(m) The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n) The Acquiring Fund is a separate series of the Acquiring Company that is treated as a corporation separate from any and all other series of the Acquiring Company under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or for that year will meet) the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has elected to be treated as such, and has been (or for that year will be) eligible to compute and has computed (or for that year will compute) its federal income tax under Section 852 of the Code, and will have distributed (or for that year will distribute pursuant to the provisions of Section 855 of the Code) substantially all of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code) (computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code) (after reduction for any allowable capital loss carryover) for taxable years ending with or prior to the Closing Date such that for all those years the Acquiring Fund will have no tax liability under Section 852 or Section 4982.

(o) Except for the N-14 Registration Statement, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the Target Fund as described in paragraph 4.1(r) is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE ACQUIRING COMPANY, THE ACQUIRING FUND, THE TARGET

COMPANY AND THE TARGET FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the Acquiring Fund and the Target Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 STATEMENT OF ASSETS AND LIABILITIES. The Target Fund will prepare and deliver to the Acquiring Fund on the second business day prior to the Closing Date a statement of the assets and liabilities of the Target Fund as of such date for review and agreement by the parties to determine that the Assets and Assumed Liabilities of the Target Fund are being correctly determined in accordance with the terms of this Agreement. The Target Fund will deliver at the Closing (1) an updated statement of Assets and Assumed Liabilities of the Target Fund and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its Assets by lot and the holding periods of such Assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Target Company.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Target Fund shall make available to the Acquiring Company’s officers and agents, on behalf of the Acquiring Fund, all books and records of the Target Fund.

5.4 ADDITIONAL INFORMATION. The Target Company and the Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund’s shares.

5.5 CONTRACT TERMINATION. The Target Company, on behalf of the Target Fund, will terminate all agreements to which it is a party, on behalf of the Target Fund (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Assumed Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Target Company, on behalf of the Target Fund, covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the Target Company shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, as well as any capital loss carryovers and items that the Acquiring Fund will succeed to and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Target Company.

5.8 UNAUDITED FINANCIAL STATEMENTS. The Target Company shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of the Target Fund’s assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the Target Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principles applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Target Company as complying with the requirements hereof.

5.9 PREPARATION OF N-14 REGISTRATION STATEMENT. The Acquiring Company, on behalf of the Acquiring Fund, will prepare and file with the Commission the N-14 Registration Statement relating to the Acquiring Fund Shares to be issued to the Target Fund Shareholders. The N-14 Registration Statement shall include a notice to Target Fund Shareholders, a Combined Prospectus/Proxy Statement and other materials relating to the transactions contemplated by this Agreement. At the time the N-14 Registration Statement becomes effective, at the time of the Target Fund Shareholders meeting and at the Closing Date, the N-14 Registration Statement shall be in compliance in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the N-14 Registration Statement, for inclusion therein, in connection with the meeting of the Target Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the Target Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in promptly preparing, filing and clearing the Commission and, if appropriate, distributing to the Target Fund Shareholders appropriate disclosure with respect to the item.

5.10 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Willkie Farr & Gallagher LLP, counsel to each of the Target Company and the Acquiring Company, will render an opinion on these matters. None of the Acquiring Company, the Target Company, the Acquiring Fund nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Company, the Target Company, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP, counsel to each of the Target Company and the Acquiring Company, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie Farr & Gallagher LLP).

5.11 REASONABLE BEST EFFORTS. Each of the Acquiring Company, the Target Company, the Acquiring Fund and the Target Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.12 AUTHORIZATIONS. The Acquiring Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

5.13 DISTRIBUTION. The Target Company, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.14 PROXY. The Target Company, on behalf of the Target Fund, agrees to mail to its respective shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET COMPANY AND THE

TARGET FUND

The obligations of the Target Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Company, on behalf of the Acquiring Fund, of all the obligations to be performed by the Acquiring Company, on behalf of the Acquiring Fund, pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Company shall have delivered to the Target Fund a certificate executed by the Acquiring Company’s President or a Vice President and its Treasurer or Secretary, in form and substance satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Acquiring Fund as the Target Fund shall reasonably request. The Target Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Acquiring Fund, approving this Agreement and the transactions contemplated herein.

6.2 The Target Company shall have received on the Closing Date an opinion of Bingham McCutchen LLP, as special Massachusetts counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Target Company and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Company is existing as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” under the Commonwealth of Massachusetts.

(b) The Agreement has been duly authorizely executed and delivered by the Acquiring Company, on behalf of the Acquiring Fund, under the applicable laws of the Commonwealth of Massachusetts and constitutes the valid and binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(c) The execution and delivery by the Acquiring Company, on behalf of the Acquiring Fund, of the Agreement and the performance of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Company.

(d) Neither the execution, delivery nor performance by the Acquiring Company, on behalf of the Acquiring Fund, of the Agreement will contravene any provision of any applicable law of the Commonwealth of Massachusetts (other than Massachusetts securities laws).

6.3 The Target Company shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Target Company and the Target Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Acquiring Company of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Company, on behalf of the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Company and the Acquiring Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Bingham McCutchen LLP as to matters of Massachusetts law.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING COMPANY AND

THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Target Company, on behalf of the Target Fund, of all the obligations to be performed by the Target Company, on behalf of the Target Fund, pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Target Company, on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Target Company shall have delivered to the Acquiring Fund on the Closing Date a certificate executed by the Target Company’s President or a Vice President and the Treasurer or Secretary, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters with respect to the Target Fund as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have received certified copies of the resolutions adopted by the Board of Directors, with respect to the Target Fund, approving this Agreement and the transactions contemplated herein.

7.2 The Target Fund shall have delivered to the Acquiring Fund (1) a statement as of the Closing Date of the Target Fund’s Assets and Assumed Liabilities, in accordance with paragraph 5.2, and (2) a list of the Target Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Target Company.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the Target Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the Target Fund Shareholders all of its investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The Acquiring Company shall have received on the Closing Date an opinion of Venable LLP, as special Maryland counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is a corporation validly existing under the applicable laws of the State of Maryland.

(b) The Target Company, on behalf of the Target Fund, has the power and authority to execute, deliver and perform all of the obligations under the Agreement of the Target Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland. The execution and delivery of the Agreement and the consummation by the Target Company, on behalf of the Target Fund, of the transactions contemplated thereby have been duly authorized by all requisite action on the part of the Target Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland.

(c) The Agreement has been duly executed and delivered by the Target Company, on behalf of the Target Fund, under the applicable laws of the State of Maryland and constitutes the valid and binding obligation of the Target Company, on behalf of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Maryland.

(d) The execution and delivery by the Target Company, on behalf of the Target Fund, of the Agreement and the performance of the obligations under the Agreement do not conflict with the articles of incorporation or the by-laws of the Target Company.

(e) Neither the execution, delivery nor performance by the Target Company, on behalf of the Target Fund, of the Agreement nor its compliance by the Target Company, on behalf of the Target Fund, with the terms and provisions thereof will contravene any provision of any applicable law of the State of Maryland.

7.5 The Acquiring Company shall have received on the Closing Date an opinion of Willkie Farr & Gallagher LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Company and the Acquiring Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Target Company is registered as an open-end management investment company under the 1940 Act.

(b) Neither the execution, delivery nor performance by the Target Company of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(c) To the best of our knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Company, on behalf of the Target Fund, or the enforceability of the Agreement against the Target Company and the Target Fund.

In giving their opinion, Willkie Farr & Gallagher LLP may state that they are relying on the opinion of Venable LLP as to matters of Maryland law.

7.6 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan or distribution or shareholder servicing plan or agreement, other fees payable for services provided to the Target Fund, or sales loads of the Target Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the N-14 Registration Statement.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

ACQUIRING COMPANY, THE TARGET COMPANY, THE ACQUIRING FUND AND THE

TARGET FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Acquiring Company or the Target Company, the Acquiring Fund or the Target Fund, as applicable, shall, at its option, not be required to consummate the transactions contemplated by this Agreement; if any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the Target Fund, the Acquiring Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the Target Fund:

8.1 This Agreement and the transactions contemplated herein, with respect to the Target Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Target Company’s articles of incorporation and by-laws, applicable Maryland law and the 1940 Act. Evidence of such approval shall have been delivered to the Acquiring Fund, in such form as shall be reasonably acceptable to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Company, the Target Company, the Acquiring Fund nor the Target Fund may waive the condition set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that any party hereto may waive any such conditions for itself.

8.4 The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Company, with respect to the Acquiring Fund, on Form N-1A under the 1940 Act covering the sale of shares of the Acquiring Fund shall be effective and no stop orders suspending the effectiveness thereof shall have been issued.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Acquiring Company, the Target Company, the Acquiring Fund or the Target Fund, or the Adviser, Trustees, Directors or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 Each of the Acquiring Company and the Target Company shall have received an opinion of Willkie Farr & Gallagher LLP, counsel to each of the Target Company and the Acquiring Company, substantially to the effect that, based on certain facts, assumptions and representations of the parties, and upon certain certifications made by the Target Company, on behalf of the Target Fund, by the Acquiring Company, on behalf of the Acquiring Fund, and their respective authorized officers, for U.S. federal income tax purposes:

(a) the transfer to the Acquiring Fund of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund followed by the distribution by the Target Fund of Acquiring Fund Shares to the Target Fund Shareholders in complete liquidation of the Target Fund, all pursuant to this Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Target Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities of the Target Fund;

(c) under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by the Target Fund upon the transfer of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities or upon the distribution of Acquiring Fund Shares to the Target Fund Shareholders in exchange for such shareholders’ shares of the Target Fund in liquidation of the Target Fund except for any gain or loss that may be required to be recognized solely as a result of the close of the Target Fund’s taxable year due to the Reorganization;

(d) under Section 354 of the Code, no gain or loss will be recognized by the Target Fund Shareholders upon the exchange of their Target Fund shares solely for Acquiring Fund Shares in the Reorganization;

(e) under Section 358 of the Code, the aggregate basis of Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder;

(f) under Section 1223(1) of the Code, the holding period of Acquiring Fund Shares to be received by each Target Fund Shareholder pursuant to the Reorganization will include the holding period of the Target Fund shares exchanged therefor, provided that the Target Fund Shareholder held the Target Fund shares as capital assets at the time of the Reorganization;

(g) under Section 362(b) of the Code, the basis of each Asset transferred to the Acquiring Fund in the Reorganization will be the same in the hands of the Acquiring Fund as the basis of such Asset in the hands of the Target Fund immediately prior to the transfer; and

(h) under Section 1223(2) of the Code, the holding period of each of the Assets in the hands of the Acquiring Fund will include the holding period of each such Asset when held by the Target Fund.

Such opinion shall be based on customary assumptions and such representations as Willkie Farr & Gallagher LLP may reasonably request, and the Acquiring Company, on behalf of the Acquiring Fund, and the Target Company, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Company, on behalf of the Acquiring Fund nor the Target Company, on behalf of the Target Fund, may waive the condition set forth in this paragraph 8.6.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, the Adviser or its affiliates shall bear the direct and indirect expenses incurred by the Acquiring Company, the Target Company, the Acquiring Fund and the Target Fund, each in connection with the transactions contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs but not any transaction costs incurred pursuant to paragraph 1.2 hereof or any transaction costs incurred in connection with the sale of any of the Target Fund’s portfolio securities after the Closing Date. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a tax-free reorganization.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 No party has made to the other party any representation, warranty and/or covenant not set forth herein in connection with the subject matters covered hereby and this Agreement constitutes the entire agreement between the parties with respect thereto.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Company, on behalf of the Acquiring Fund and by the Target Company, on behalf of the Target Fund. In addition, the Acquiring Company, on behalf of the Acquiring Fund, or the Target Company, on behalf of the Target Fund, may at its option terminate this Agreement at or before the Closing Date due to:

(a) a material breach of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; or

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Company or the Board of Trustees, the Target Company or the Board of Directors, or officers, to any other party. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be agreed upon in writing by the officers of the Acquiring Company and the Target Company as specifically authorized by the Board of Trustees and the Board of Directors, respectively; provided, however, that, following the meeting of the Target Fund Shareholders called by the Target Company, on behalf of the Target Fund, pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders under this Agreement to the detriment of the Target Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF

LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 A copy of the Declaration of Trust of the Acquiring Company is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that no trustee, officer, agent or employee of the Acquiring Company shall have any personal liability under this Agreement, and that insofar as it relates to the Acquiring Fund, this Agreement is binding only upon the assets and properties of such fund.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquiring Fund or the Target Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311, Attention: John Genoy, President, or to any other address that the Acquiring Fund or the Target Fund shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

SUNAMERICA FOCUSED SERIES, INC., on behalf of its series,

FOCUSED LARGE-CAP VALUE PORTFOLIO

By:
Name:
Title:

SUNAMERICA EQUITY FUNDS, on behalf of its series,

SUNAMERICA VALUE FUND

By:
Name:
Title:

SUNAMERICA FOCUSED SERIES, INC.

Focused Large-Cap Value Portfolio

SUNAMERICA EQUITY FUNDS

SunAmerica Value Fund

PART B

STATEMENT OF ADDITIONAL INFORMATION

August [    ], 2009

This Statement of Additional Information (the “SAI”) relates to the proposed reorganization (the “Reorganization”) of the Focused Large-Cap Value Portfolio, a series of SunAmerica Focused Series, Inc. (the “Corporation”), a Maryland corporation, into the SunAmerica Value Fund (the “Value Fund”), a series of SunAmerica Equity Funds (the “Trust”), a Massachusetts business trust.

This SAI contains information which may be of interest to shareholders of the Focused Large-Cap Value Portfolio relating to the Reorganization, but which is not included in the Combined Prospectus/Proxy Statement dated August [     ], 2009 (the “Combined Prospectus/Proxy Statement”). As described in the Combined Prospectus/Proxy Statement, the Reorganization would involve the transfer of the assets of the Focused Large-Cap Value Portfolio in exchange for the assumption of liabilities of the Focused Large-Cap Value Portfolio and shares of the Value Fund. The Focused Large-Cap Value Portfolio will distribute the Value Fund shares it receives to its shareholders in complete liquidation of the Focused Large-Cap Value Portfolio.

This SAI is not a prospectus, and should be read in conjunction with the Combined Prospectus/Proxy Statement. The Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission, and is available upon request and without charge by writing to SunAmerica Value Fund, Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4992 or by calling (800) 858-8850.

Capitalized terms used in this SAI and not otherwise defined herein have the meanings given them in the Combined Prospectus/Proxy Statement.

*	The accompanying notes are an integral part of the pro forma financial statements and schedules.

B-1

ADDITIONAL INFORMATION ABOUT

THE FOCUSED LARGE-CAP VALUE PORTFOLIO AND THE VALUE FUND

For the Focused Large-Cap Value Portfolio: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Corporation dated February 27, 2009, as supplemented, as filed with the Securities and Exchange Commission.

For the Value Fund: Incorporated by reference is the Statement of Additional Information in the Registration Statement on Form N-1A of the Trust dated January 28, 2009, as supplemented, as filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

This SAI incorporates by reference (i) the Annual Report to Shareholders of the Value Fund for the fiscal year ended September 30, 2008, (ii) the Semi-Annual Report to Shareholders of the Value Fund for the fiscal period ended March 31, 2009, (iii) the Annual Report to Shareholders of the Focused Large-Cap Value Portfolio for the fiscal year ended October 31, 2008 and (iv) the Semi-Annual Report to Shareholders of the Focused Large-Cap Value Portfolio for the fiscal period ended April 30, 2009, each of which have been filed with the Securities and Exchange Commission (the “SEC”). Each of these reports contains historical financial information regarding the Funds. The financial statements therein, and, in the case of the Annual Reports, the report of independent accountants therein, are incorporated herein by reference.

The unaudited pro forma portfolio of investments and pro forma statement of assets and liabilities reflect financial positions as if the transaction occurred on March 31, 2009. The unaudited pro forma statement of operations reflects expenses for the twelve months ended March 31, 2009. The unaudited pro forma financial statements give effect to the proposed exchange of shares of the Value Fund for the assets and liabilities of the Focused Large-Cap Value Portfolio, with the Value Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States of America. The historical cost basis of the investments is carried over to the surviving entity. A portion of the portfolio holdings of the Focused Large-Cap Value Portfolio may be sold in connection with the Reorganization, although SunAmerica Asset Management Corporation (“SAAMCo”) does not currently contemplate any such transactions prior to the closing of the Reorganization. If SAAMCo does dispose of such securities, transaction costs in restructuring the portfolio holdings of the Focused Large-Cap Value Portfolio prior to the closing of the Reorganization will be borne by the Focused Large-Cap Value Portfolio (not the Value Fund) and its shareholders prior to the closing of the Reorganization; however transaction costs in restructuring the portfolio holdings of the combined fund immediately following the closing of the Reorganization will be borne by the combined fund and its shareholders. SAAMCo, however, has advised that these costs are not expected to have a material impact on the Focused Large-Cap Value Portfolio or the combined fund. SAAMCo also has advised that neither the Focused Large-Cap Value Portfolio nor the combined fund will dispose of holdings in the Focused Large-Cap Value Portfolio’s or the combined fund’s portfolio to such an extent that it would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

Unaudited pro forma financial statements are provided on the following pages.

B-2

PRO FORMA COMBINED FUND PORTFOLIO OF INVESTMENTS

AS OF MARCH 31, 2009 (UNAUDITED)

Shares									Market Vale (Note 2)
Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined	Security Description	Coupon	Maturity Date	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined
			COMMON STOCK			88.6%	92.8%	90.9%
			Aerospace/Defense-Equipment			3.2%	3.2%	3.2%
—	34,829	34,829	Goodrich Corp.						$—	$1,319,671	$1,319,671
50,000	27,700	77,700	United Technologies Corp.						2,149,000	1,190,546	3,339,546
			Apparel Manufacturers				1.7%	0.9%
—	79,000	79,000	Coach, Inc. +						—	1,319,300	1,319,300
			Applications Software			4.2%	2.3%	3.1%
150,000	99,000	249,000	Microsoft Corp.						2,755,500	1,818,630	4,574,130
			Banks-Fiduciary				1.9%	1.1%
—	55,000	55,000	The Bank of New York Mellon Corp.						—	1,553,750	1,553,750
			Banks-Super Regional			2.1%	1.4%	1.7%
100,000	76,100	176,100	Wells Fargo & Co.						1,424,000	1,083,664	2,507,664
			Beverages- Non-alcoholic				1.6%	0.9%
—	29,000	29,000	The Coca-Cola Co.						—	1,274,550	1,274,550
			Cosmetics & Toiletries			3.5%	2.6%	3.0%
50,000	44,300	94,300	Procter & Gamble Co.						2,354,500	2,086,087	4,440,587
			Diversified Banking Institutions			9.6%	7.0%	8.2%
300,000	244,300	544,300	Bank of America Corp.						2,046,000	1,666,126	3,712,126
200,000	210,000	410,000	Citigroup, Inc.						506,000	531,300	1,037,300
100,000	93,000	193,000	JPMorgan Chase & Co.						2,658,000	2,471,940	5,129,940
50,000	41,000	91,000	Morgan Stanley						1,138,500	933,570	2,072,070
			Diversified Manufacturing Operations			5.1%	4.5%	4.8%
200,000	235,000	435,000	General Electric Co.						2,022,000	2,375,850	4,397,850
50,000	43,900	93,900	Honeywell International, Inc.						1,393,000	1,223,054	2,616,054
			E-Commerce/Services				1.2%	0.6%
—	75,000	75,000	eBay, Inc. +						—	942,000	942,000
			Electric-Integrated			6.7%	8.1%	7.4%
50,000	34,500	84,500	FPL Group, Inc.						2,536,500	1,750,185	4,286,685
50,000	37,800	87,800	PG&E Corp.						1,911,000	1,444,716	3,355,716
—	50,000	50,000	Southern Co.						—	1,531,000	1,531,000
—	94,200	94,200	Xcel Energy, Inc.						—	1,754,946	1,754,946
			Electronics-Military			2.0%	1.3%	1.6%
20,000	15,000	35,000	L-3 Communications Holdings, Inc.						1,356,000	1,017,000	2,373,000
			Food-Misc.			5.8%	3.4%	4.5%
50,000	45,000	95,000	H.J. Heinz Co.						1,653,000	1,487,700	3,140,700
100,000	54,000	154,000	Kraft Foods, Inc., Class A						2,229,000	1,203,660	3,432,660

B-3

Shares									Market Vale (Note 2)
Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined	Security Description	Coupon	Maturity Date	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined
			Gold Mining				1.2%	0.7%
—	30,000	30,000	Barrick Gold Corp.						—	972,600	972,600
			Industrial Gases				1.1%	0.6%
—	16,000	16,000	Air Products & Chemicals, Inc.						—	900,000	900,000
			Insurance-Multi-line				1.6%	0.9%
—	66,000	66,000	Allstate Corp.						—	1,263,900	1,263,900
			Insurance-Property/Casualty				1.8%	1.0%
—	33,000	33,000	Chubb Corp.						—	1,396,560	1,396,560
			Medical Products			4.0%	4.1%	4.0%
50,000	44,400	94,400	Johnson & Johnson						2,630,000	2,335,440	4,965,440
—	25,000	25,000	Zimmer Holdings, Inc. +						—	912,500	912,500
			Medical-Biomedical/Gene				0.9%	0.5%
—	15,000	15,000	Amgen, Inc. +						—	742,800	742,800
			Medical-Drugs			7.1%	7.1%	7.1%
—	26,700	26,700	Eli Lilly & Co.						—	892,047	892,047
100,000	43,500	143,500	Merck & Co., Inc.						2,675,000	1,163,625	3,838,625
150,000	145,100	295,100	Pfizer, Inc.						2,043,000	1,976,262	4,019,262
—	38,000	38,000	Wyeth						—	1,635,520	1,635,520
			Medical-HMO			3.2%	1.7%	2.3%
100,000	64,000	164,000	UnitedHealth Group, Inc.						2,093,000	1,339,520	3,432,520
			Multimedia			2.7%	1.6%	2.1%
100,000	71,000	171,000	The Walt Disney Co.						1,816,000	1,296,624	3,112,624
			Oil Companies- Integrated			15.1%	16.5%	15.9%
50,000	55,700	105,700	Chevron Corp.						3,362,000	3,745,268	7,107,268
50,000	90,000	140,000	ConocoPhillips						1,958,000	3,524,400	5,482,400
50,000	52,000	102,000	Exxon Mobil Corp.						3,405,000	3,541,200	6,946,200
50,000	88,400	138,400	Marathon Oil Corp.						1,314,500	2,324,036	3,638,536
			Oil Refining & Marketing				0.9%	0.5%
—	40,000	40,000	Valero Energy Corp.						—	716,000	716,000
			Retail-Apparel/Shoe				1.8%	1.0%
—	108,000	108,000	The Gap, Inc.						—	1,402,920	1,402,920
			Retail-Discount			3.9%	1.8%	2.8%
50,000	28,000	78,000	Wal-Mart Stores, Inc.						2,605,000	1,458,800	4,063,800
			Retail-Drug Store			2.1%	1.5%	1.8%
50,000	44,400	94,400	CVS Caremark Corp.						1,374,500	1,220,556	2,595,056
			Telephone-Integrated			8.3%	7.5%	7.9%
100,000	125,050	225,050	AT&T, Inc.						2,520,000	3,151,260	5,671,260
100,000	94,400	194,400	Verizon Communications, Inc.						3,020,000	2,850,880	5,870,880
			Transport-Rail				1.5%	0.8%
—	29,000	29,000	Union Pacific Corp.						—	1,192,190	1,192,190

			TOTAL LONG-TERM INVESTMENT SECURITIES			88.6%	92.8%	90.9%	58,948,000	73,934,153	132,882,153

B-4

Shares									Market Vale (Note 2)
Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined	Security Description	Coupon	Maturity Date	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Combined
Principal Amount			REPURCHASE AGREEMENTS			2.9%	3.0%	2.9%
$1,908,000	$2,362,000	$4,270,000	State Street Bank & Trust Co. Joint Repurchase Agreement	0.01%	4/1/09				1,908,000	2,362,000	4,270,000

			TOTAL SHORT-TERM INVESTMENT SECURITIES			2.9%	3.0%	2.9%	1,908,000	2,362,000	4,270,000

			TOTAL INVESTMENTS (cost $77,014,226; $94,493,525; $171,507,751)			91.5%	95.8%	93.8%	60,856,000	76,296,153	137,152,153
			Other asets less liabilities (1)			8.5%	4.2%	6.2%	5,671,064	3,326,758	8,997,359

			NET ASSETS			100.0%	100.0%	100.0%	$66,527,064	$79,622,911	$146,149,512

+	Non-income producing securities.

(1)	Includes adjustment for the remaining balances of any prepaid expenses of the Focused Large-Cap Value Portfolio to be expensed prior to the reorganization.

As of March 31, 2009, all of the securities held by the Focused Large-Cap Value Portfolio would comply with the compliance guidelines and/or investment restrictions of the Value Fund. Securities of the Focused Large-Cap Value Portfolio and the Value Fund may be disposed of in connection with the transaction(s) as a result of the rebalancing of portfolio holdings, or for other reasons, at the discretion of the respective portfolio manager of the funds.

See Notes to Pro Forma Combined Financial Statements.

B-5

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF MARCH 31, 2009 (UNAUDITED)

	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Adjustments		Pro Forma Combined
ASSETS:
Long-term investment securities, at market value (unaffiliated)*	$58,948,000	$73,934,153			$132,882,153
Repurchase agreements (cost approximates market value)	1,908,000	2,362,000			4,270,000

Total investments	60,856,000	76,296,153			137,152,153

Cash	384	664			1,048
Receivable for:
Fund shares sold	16,020	2,388			18,408
Dividends and interest	176,876	249,527			426,403
Investments sold	5,851,017	4,090,980			9,941,997
Prepaid expenses and other assets	463	11,196	(463)	A	11,196
Due from investment adviser for expense reimbursements/fee waivers	2,702	22,350			25,052

Total assets	66,903,462	80,673,258	(463)		147,576,257

LIABILITIES:
Payable for:
Fund shares redeemed	218,484	848,789			1,067,273
Investment advisory and management fees	40,483	64,950			105,433
Distribution and service maintenance fees	31,045	28,622			59,667
Transfer agent fees and expenses	21,348	33,261			54,609
Directors’/Trustees’ fee and expenses	4,346	5,809			10,155
Other accrued expenses	60,692	68,916			129,608

Total liabilities	376,398	1,050,347			1,426,745

Net Assets	$66,527,064	$79,622,911	$(463)		$146,149,512

NET ASSETS REPRESENTED BY:
Common stock/Shares of beneficial interest, $.0001/$.01 par value	$1,071	$96,022	80,435	B	$177,528
Paid-in capital	135,770,513	154,165,914	(80,435)		289,855,992

	135,771,584	154,261,936			290,033,520
Accumulated undistributed net investment income (loss)	431,807	307,818	(463)	A	739,162
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options contracts, and foreign exchange transactions	(53,518,101)	(56,749,471)			(110,267,572)
Unrealized appreciation (depreciation) on investments	(16,158,226)	(18,197,372)			(34,355,598)

Net Assets	66,527,064	$79,622,911	$(463)		$146,149,512

*Cost
Long-term investment securities (unaffiliated)	$75,106,226	$92,131,525			$167,237,751

Class A:
Net assets	$43,811,074	$42,776,016	$(305)	A	$86,586,785
Shares outstanding/Shares of beneficial interest issued and outstanding	6,877,579	5,127,978	(1,624,489)	B	10,381,068
Net asset value and redemption price per share (Excluding any applicable contingent deferred sales charge	$6.37	$8.34			$8.34
Maximum sales charge (5.75% of offering price)	0.39	0.51			0.51

Maximum offering price to public	$6.76	$8.85			$8.85

Class B:
Net assets	$6,667,136	$11,543,658	$(46)	A	$18,210,748
Shares outstanding/Shares of beneficial interest issued and outstanding	1,126,774	1,472,755	(276,380)	B	2,323,149

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.92	$7.84			$7.84

Class C:
Net assets	$16,048,854	$8,284,899	(112)	A	$24,333,641
Shares outstanding/Shares of beneficial interest issued and outstanding	2,701,825	1,057,373	(654,792)	B	3,104,406

Net asset value, offering and redemption price per share (excluding any applicable contingent deferred sales charge)	$5.94	$7.84			$7.84

B-6

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF

ASSETS AND LIABILITIES AS OF MARCH 31, 2009 (UNAUDITED)

	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Adjustments	Pro Forma Combined
Class I:
Net assets	$—	$14,080		$14,080
Shares of beneficial interest issued and outstanding	—	1,692		1,692

Net asset value, offering and redemption price per share	$—	$8.32		$8.32

Class Z:
Net assets	$—	$17,004,258		$17,004,258
Shares of beneficial interest issued and outstanding	—	1,942,413		1,942,413

Net asset value, offering and redemption price per share	$—	$8.75		$8.75

(A)	To adjust for the remaining balances of any prepaid expenses of the Focused Large-Cap Value Portfolio to be expensed prior to the reorganization.
(B)	To adjust for a tax free exchange of Focused Large- Cap Value Portfolio shares for shares of Value Fund.

See Notes to Pro Forma Combined Financial Statements

B-7

PRO FORMA COMBINED FUND CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 2009 (UNAUDITED)

	Focused Large-Cap Value Portfolio	Value Fund	Pro Forma Adjustments		Pro Forma Combined
INVESTMENT INCOME:
Dividends (unaffiliated)	$3,546,037	$4,153,122	—		$7,699,159
Interest (unaffiliated)	34,491	55,018	—		89,509

Total investment income*	3,580,528	4,208,140			7,788,668

EXPENSES:
Investment advisory and management fees	1,093,279	1,291,525	(483,373)	C	1,901,431
Distribution and service maintenance fees
Class A	289,475	250,861	1,014	D	541,350
Class B	118,639	200,414	582	D	319,635
Class C	293,312	133,147	811	D	427,270
Service fees Class I	—	55	—		55
Transfer agent fees and expenses
Class A	200,112	188,921	—		389,033
Class B	34,823	56,256	—		91,079
Class C	74,036	35,287	—		109,323
Class I	—	50	—		50
Class Z	—	—	—		—
Registration fees
Class A	16,577	16,061	(14,638)	E	18,000
Class B	12,096	9,809	(9,405)	E	12,500
Class C	13,663	8,383	(8,046)	E	14,000
Class I	—	8,061	—		8,061
Class Z	—	10,112	—		10,112
Custodian and accounting fees	57,719	63,157	(48,876)	E	72,000
Reports to shareholders	30,614	38,098	35,788	E	104,500
Audit and tax fees	(45,187)	39,309	42,728	E	36,850
Legal fees	30,873	26,681	(22,554)	E	35,000
Directors’/Trustees’ fees and expenses	11,747	15,574	—		27,321
Interest expense	963	—	(963)	E	—
Other expenses	13,618	17,438	(11,056)	E	20,000

Total expenses before fee waivers, expense reimbursements, expense recoupments, custody credits and fees paid indirectly	2,246,359	2,409,199	(517,988)		4,137,570
Net (fees waived and expenses reimbursed)/recouped by investment adviser	88,167	(224,387)	478,962	F	342,742
Custody credits earned on cash balances	(35)	(206)	—		(241)
Fees paid indirectly	(16,627)	(29,990)	—		(46,617)

Net expenses	2,317,864	2,154,616	(39,026)		4,433,454

Net investment income (loss)	1,262,664	2,053,524	39,026		3,355,214

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)	(48,125,537)	(44,017,901)	—		(92,143,438)

Net realized gain (loss) on investments and foreign currencies	(48,125,537)	(44,017,901)	—		(92,143,438)

Change in unrealized appreciation (depreciation) on investments (unaffiliated)	(31,078,036)	(18,434,105)	—		(49,512,141)

Net unrealized gain (loss) on investments and foreign currencies	(31,078,036)	(18,434,105)	—		(49,512,141)

Net realized and unrealized gain (loss) on investments and foreign currencies	(79,203,573)	(62,452,006)	—		(141,655,579)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(77,940,909)	$(60,398,482)	$39,026		$(138,300,365)

* Net of foreign withholding taxes on interest and dividends of	$—	$(7,616)	—		$(7,616)

(C)	Reflects adjustments to expenses based on surviving funds management fee to 0.75% and combined net assets.
(D)	Adjustment is due to 365 days vs. 366 days.
(E)	Reflects adjustments to expenses based on surviving funds fee schedules and combined net assets and duplicate services or fees.
(F)	Reflects adjustments to expenses waived/reimbursed by investment advisor based on pro forma expenses.

See Notes to Pro Forma Combined Financial Statements

B-8

Notes to Pro Forma Combined Fund Financial Statements as of March 31, 2009 (Unaudited)

NOTE 1 - BASIS OF PRO FORMA PRESENTATION

The pro forma unaudited financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between the Focused Large- Cap Value Portfolio and the Value Fund and the consummation of the Reorganization. The Reorganization would involve the transfer of the assets of the Focused Large-Cap Value Portfolio in exchange for the assumption of liabilities of the Focused Large-Cap Value Portfolio and shares of the Value Fund. The statement of assets and liabilities and the related statement of operations of the Focused Large-Cap Value Portfolio and the Value Fund have been combined as of and for the twelve months ended March 31, 2009. Following the Reorganization, the Value Fund will be the accounting survivor as well as the legal survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost basis of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated. SunAmerica Asset Management Corp. will pay the cost of the Reorganization other than any transaction costs relating to the sale of the Focused Large-Cap Value Portfolio’s portfolio securities prior to or after the Reorganization as described in the Agreement and plan of Reorganization.

The preparation of pro forma combined financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the pro forma combined financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the Value Fund and the Focused Large-Cap Value Portfolio which are incorporated by reference into their respective Statements of Additional Information.

NOTE 2 - VALUATION

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (the “Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities, the Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

B-9

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, quoted prices in inactive markets, etc.)

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2009:

Valuation Inputs	Pro Forma Combined Investments in Securities	Pro Forma Combined Other Financial Instruments*
Level 1 - Unadjusted Quoted Prices	$132,882,153	$—
Level 2 - Other Significant Observable Inputs	4,270,000	—
Level 3 - Significant Unobservable Inputs	—	—

Total	$137,152,153	$—

NOTE 3 - CAPITAL SHARES

The pro forma combined net asset value per share assumes the issuance of additional shares of the Value Fund which would have been issued at March 31, 2009 in connection with the proposed Reorganization. The amount of additional shares assumed to be issued was calculated based on the March 31, 2009 net asset value of the Value Fund Class A ($8.34), Class B ($7.84), and Class C ($7.84).

The pro forma number of shares outstanding are determined as follows:

	Class A	Class B	Class C
Shares of Value Fund	5,127,978	1,472,755	1,057,373
Additional Shares to be issued to Value Fund	5,253,090	850,394	2,047,033
Pro Forma Shares outstanding	10,381,068	2,323,149	3,104,406

B-10

These pro forma financial statements assume that all shares of the Focused Large Cap-Value Portfolio Class A, Class B, and Class C outstanding on March 31, 2009 were exchanged, tax free, for the Value Class A, Class B, and Class C shares, respectively.

NOTE 4 - PRO FORMA OPERATING EXPENSES

The Pro Forma Statement of Operations assumes expense adjustments based on the agreements of the Value Fund, the surviving entity. Certain accounts have been adjusted to reflect the expenses of the combined entity more closely. Pro forma operating expenses include the expenses of the Value Fund and the Focused Large-Cap Value Portfolio combined, adjusted for certain items which are factually supportable. Advisory fees have been charged to the combined entity based upon the contract in effect for the Value Fund at the level of assets of the combined fund for the stated period.

NOTE 5 - FEDERAL INCOME TAXES

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the Reorganization, the Value Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code. Certain capital loss carryforward amounts may be subject to limitations on their use pursuant to applicable U.S. Federal Income Tax Law.

B-11

PART C

OTHER INFORMATION

Item 15.	Indemnification

Article V

5.1. Indemnification. The Trust shall indemnify every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved or is threatened to become involved as a party or otherwise by virtue of his being or having been such a Covered Person and against amounts paid or incurred by him in settlement thereof.

The rights of indemnification herein provided shall be insured against by policies maintained by the Trust to the extent required by the Declaration, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.2. Disabling Conduct. Notwithstanding the provisions of Section 5.1, no Covered Person shall be entitled to indemnification for any liability to the Trust or its Shareholders with respect to any matter, unless there has been:

(a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“Indemnitee”) was not liable by reason of having engaged in willful malfeasance, bad faith, gross negligence or reckless disregard of duties (“Disabling Conduct”); or

(b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, made by either:

(i) a majority of a quorum of Trustees who are neither “interested persons” of the Trust, as defined in section 2(a)(19) of the 1940 Act, nor parties to the action, suit or proceeding (“Independent Non-Party Directors”); or

(ii) the then-current legal counsel to the Independent Directors or (ii) other legal counsel chosen by a majority of the Independent Directors (or if there are no Independent Directors with respect to the matter in question, by a majority of the Directors who are not “interested persons” of the Fund as defined in Section 2(a)(9) of the 1940 Act) and determined by them in their reasonable judgment to be independent, in a written opinion (“Independent Counsel”).

To the extent that any determination is required to be made as to whether a Covered Person engaged in Disabling Conduct, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person engaged in Disabling Conduct.

5.3. Advancement of Fees. The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder, to the full extent permitted under applicable law if:

(a) the Trust receives a written undertaking by the Covered Person to reimburse the Trust if it shall ultimately be determined that the standards of conduct necessary for indemnification have not been met; and

(b) at least one of the following conditions has been met:

(i) the Covered Person has provided adequate security for his or her undertaking, or

(ii) the Trust has been insured against losses arising by reason of any lawful advances; or

(iii) a majority of a quorum of the Independent Non-Party Directors, or Independent Counsel in a written opinion has concluded, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Covered Person ultimately will be found entitled to indemnification.

5.4. Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

5.5. Amendments and Modifications. In no event will any amendment, modification or change to the provisions of these Bylaws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Article V hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the Bylaws.

5.6. Reliance on Records and Experts. In addition to any provisions set forth in the Declaration, the Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of the Declaration, these By-Laws and their duties as Trustees thereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract entered into by the Trust or its officers or Trustees. The appointment, designation or identification of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee’s rights or entitlement to indemnification or advancement of expenses. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

5.7. Definitions. As used in this Article V, the words “claim” “action,” “suit” or “proceeding” shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 16.	Exhibits

Ex. Number	Description

1(a)	—	Declaration of Trust, as amended. Incorporated herein by reference to Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 12, 1996.

(b)	—	Amendment to Declaration of Trust. Incorporated herein by reference to Exhibit 1(c) of Pre-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14 (File No. 333-67880) filed on October 3, 2001.

(c)	—	Amendment to Declaration of Trust dated October 15, 2001. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(d)	—	Amendment to Declaration of Trust dated September 10, 2002. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(e)	—	Amendment to Declaration of Trust dated December 31, 2003. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(f)	—	Amendment to Declaration of Trust dated January 27, 2004. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(g)	—	Amendment to Declaration of Trust dated March 28, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

(h)	—	Amendment to Declaration of Trust dated December 7, 2006. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(i)	—	Amendment to Declaration of Trust dated April 4, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(j)	—	Amendment to Declaration of Trust dated May 15, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(k)	—	Amendment to Declaration of Trust dated August 28, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

2(a)	—	Amended and restated Bylaws dated March 4, 2008. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2009.

(b)	—	Amendment to the Bylaws dated May 26, 2009.*

3	—	None

4	—	Form of Agreement and Plan of Reorganization by and between SunAmerica Equity Funds, on behalf of SunAmerica Value Fund, and SunAmerica Focused Series, Inc., on behalf of Focused Large-Cap Value Portfolio (included as Appendix B to the Combined Prospectus/Proxy Statement included in this Registration Statement).

5	—	Instruments Defining the Rights of Shareholders. Incorporated herein by reference to Exhibits (1) and (2) above.

6(a)	—	Investment Advisory and Management Agreement. Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed November 24, 2004.

(b)	—	Investment Advisory and Management Agreement dated January 1, 2006. Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

(c)	—	Subadvisory Agreement between SunAmerica Asset Management Corp. (“SAAMCo”) and American International Group Global Investment Corp. (“AIGGIC”). Incorporated by reference to Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 16, 2001.

(d)	—	Amendment to Subadvisory Agreement between SAAMCo and AIGGIC, dated May 1, 2006. Incorporated by reference to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed May 1, 2006.

(e)	—	Amendment to Subadvisory Agreement between SAAMCo and AIGGIC, dated August 27, 2007. Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

7(a)	—	Distribution Agreement. Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 29, 1999.

(b)	—	Form of Selling Agreement. Incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

8(a)	—	Directors’/Trustees’ Retirement Plan, as amended. Incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(b)	—	Amendment to SunAmerica Disinterested Directors’/Trustees’ Retirement Plan. Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2009.

9	—	Master Custodian Agreement. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 24, 2006.

10(a)	—	Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(b)	—	Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(c)	—	Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C shares). Incorporated herein by reference to Post-Effective Amendment
No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(d)	—	SunAmerica International Small-Cap Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class A Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(e)	—	SunAmerica International Small-Cap Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class B Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(f)	—	SunAmerica International Small-Cap Fund Amended and Restated Plan of Distribution pursuant to Rule 12b-1 (Class C Shares). Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on November 29, 2007.

(g)	—	Amended and Restated Plan Pursuant to Rule 18f-3. Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 30, 2002.

11	—	Opinion and consent of Bingham McCutchen LLP, counsel for the Registrant.*

12	—	Form of tax opinion and consent of Willkie Farr & Gallagher LLP, tax counsel for the Registrant.*

13(a)	—	Transfer Agency and Service Agreement. Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(b)	—	Amendment to Transfer Agency & Service Agreement dated July 5, 2006. Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 26, 2007.

(c)	—	Service Agreement, as amended. Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 1997.

(d)	—	Form of Administrative and Shareholder Services Agreement. Incorporated herein by reference to Exhibit (h)(iii) of Post-Effective Amendment No. 31 to AIG SunAmerica Style Select Series, Inc.’s Registration Statement on Form N-1A (File No. 333-11283) filed on November 2, 2001.

14(a)	—	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Registrant.*

(b)	—	Consent of Ernst & Young LLP, former independent registered public accounting firm for the Registrant.*

(c)	—	Consent of Willkie Farr & Gallagher LLP.*

15	—	None.

16	—	Power of Attorney is included on signature page.

17(a)	—	Prospectus and Statement of Additional Information of SunAmerica Equity Funds, with respect to the SunAmerica Value Fund, dated January 28, 2009. Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant’s Registration Statement on Form N-1A (File No. 33-8021) filed on January 27, 2008.

(b)	—	Prospectus and Statement of Additional Information of SunAmerica Focused Series, Inc., with respect to the Focused Large-Cap Value Portfolio, dated February 27, 2009. Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant’s Registration Statement on Form N-1A (File No. 333-11283) filed on February 27, 2008.

(c)	—	Annual Report to Shareholders of SunAmerica Equity Funds, with respect to the SunAmerica Value Fund, for the fiscal year ended September 30, 2008. Previously filed on Form N-CSR (File No. 811-04801) on December 8, 2008 and incorporated herein by reference.

(d)	—	Annual Report to Shareholders of SunAmerica Focused Series, Inc., with respect to the Focused Large-Cap Value Portfolio, for the fiscal year ended October 31, 2008. Previously filed on Form N-CSR (File No. 811-07797) on January 9, 2009 and incorporated herein by reference.

(e)	—	Semi-Annual Report to Shareholders of SunAmerica Equity Funds, with respect to the SunAmerica Value Fund, for the fiscal period ended March 31, 2009. Previously filed on Form N-CSRS (File No. 811-04801) on June 8, 2009 and incorporated herein by reference.

(f)	—	Semi-Annual Report to Shareholders of SunAmerica Focused Series, Inc., with respect to the Focused Large-Cap Value Portfolio, for the fiscal period ended April 30, 2009. Previously filed on Form N-CSRS (File No. 811-07797) on July 8, 2009 and incorporated herein by reference.

(g)	—	Form of Proxy Card.*

*	Filed herewith.

Item 17.	Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Jersey City, and State of New Jersey, on the 22nd day of July, 2009.

SUNAMERICA EQUITY FUNDS
(Registrant)

By:	/s/ John Genoy
John Genoy
President

Each person whose signature appears below hereby authorizes Peter A. Harbeck, Donna M. Handel, John T. Genoy, James Nichols, Gregory N. Bressler, Kathleen D. Fuentes, John E. McLean, Nori L. Gabert, or any of them, as attorney-in-fact, to sign on his or her behalf, individually and in each capacity stated below, any amendments to the Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Peter A. Harbeck (Peter A. Harbeck)	Trustee	July 22, 2009

/s/ Donna M. Handel (Donna M. Handel)	Treasurer (Principal Financial and Accounting Officer)	July 22, 2009

/s/ Jeffrey S. Burum (Jeffrey S. Burum)	Trustee	July 22, 2009

/s/ Samuel M. Eisenstat (Samuel M. Eisenstat)	Trustee	July 22, 2009

/s/ Stephen J. Gutman (Stephen J. Gutman)	Trustee	July 22, 2009

/s/ William F. Devin (William F. Devin)	Trustee	July 22, 2009

/s/ Dr. Judith L. Craven (Dr. Judith L. Craven)	Trustee	July 22, 2009

/s/ John Genoy (John Genoy)	President (Principal Executive Officer)	July 22, 2009

/s/ William J. Shea (William J. Shea)	Trustee	July 22, 2009

SCHEDULE OF EXHIBITS TO FORM N-14

Ex. Number	Description

2(b)	Amendment to the Bylaws dated May 26, 2009.

11	Opinion and consent of Bingham McCutchen LLP.

12	Form of tax opinion and consent of Willkie Farr & Gallagher LLP.

14(a)	Consent of PricewaterhouseCoopers LLP.

(b)	Consent of Ernst & Young LLP.

(c)	Consent of Willkie Farr & Gallagher LLP.

17(g)	Form of Proxy Card.